                                                                    EXHIBIT 10.6

                                   IRIDIUM(R)

                                  SPACE SYSTEM

                                    CONTRACT


                                    Between


                                  IRIDIUM LLC
                                      and
                                    MOTOROLA





CONTRACT EFFECTIVE DATE:  JULY 29, 1993
(CONFORMED 01/14/97 TO INCLUDE AMENDMENTS 1, 2, 3, 4, 5 AND 6
REQUESTS FOR CHANGE RFC-001, RFC-002 AND RFC-004)





---------------
IRIDIUM IS A REGISTERED TRADEMARK AND SERVICE MARK OF IRIDIUM LLC.

IRIDIUM Space System Contract

                               TABLE OF CONTENTS

TITLE                                                                                           PAGE
-----                                                                                           ----
RECITALS          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
ARTICLE 1.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
ARTICLE 2.       DESCRIPTION OF WORK. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
ARTICLE 3.       MILESTONE PERFORMANCE SCHEDULE . . . . . . . . . . . . . . . . . . . . . . . .    5
ARTICLE 4.       PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
ARTICLE 5.       PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
ARTICLE 6.       GATEWAY DELIVERY COMMITMENT  . . . . . . . . . . . . . . . . . . . . . . . . .    8
ARTICLE 7.       OPERATION OF SYSTEM CONTROL SEGMENT FACILITIES . . . . . . . . . . . . . . . .   10
ARTICLE 8.       ACCEPTANCE CRITERIA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
ARTICLE 9.       TITLE TRANSFER.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
ARTICLE 10.      CHANGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
ARTICLE 11.      EXCUSABLE DELAYS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
ARTICLE 12.      BUYER'S ACCESS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
ARTICLE 13.      PROGRESS MEETINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
ARTICLE 14.      INTELLECTUAL PROPERTY RIGHTS.  . . . . . . . . . . . . . . . . . . . . . . . .   15
ARTICLE 15.      PATENT INDEMNITY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
ARTICLE 16.      WARRANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
ARTICLE 17.      TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
ARTICLE 18.      PERMITS AND LICENSES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
ARTICLE 19.      CROSS WAIVER OF LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . .   22
ARTICLE 20.      INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
ARTICLE 21.      INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
ARTICLE 22.      EXPORT REGULATIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
ARTICLE 23.      DEFAULT BY SELLER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
ARTICLE 24.      DEFAULT BY BUYER.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
ARTICLE 25.      TERMINATION FOR CONVENIENCE. . . . . . . . . . . . . . . . . . . . . . . . . .   26
ARTICLE 26.      LIMITATION OF LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
ARTICLE 27.      DISCLOSURE AND USE OF INFORMATION BY THE PARTIES.  . . . . . . . . . . . . . .   28
ARTICLE 28.      PUBLIC RELEASE OF INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .   28
ARTICLE 29.      ASSIGNMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
ARTICLE 30.      RELATIONSHIP WITH OTHER AGREEMENTS.  . . . . . . . . . . . . . . . . . . . . .   29
ARTICLE 31.      SALES OF OTHER SYSTEMS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
ARTICLE 32.      NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
ARTICLE 33.      AUTHORIZED REPRESENTATIVES.  . . . . . . . . . . . . . . . . . . . . . . . . .   30
ARTICLE 34.      EXHIBITS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
ARTICLE 35.      ORDER OF PRECEDENCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
ARTICLE 36.      APPLICABLE LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
ARTICLE 37.      ENTIRE AGREEMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
ARTICLE 38.      EFFECTIVE DATE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33


                                    Page i

IRIDIUM Space System Contract

                               TABLE OF CONTENTS

TITLE                                                                                           PAGE
-----                                                                                           ----
EXHIBIT A         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
EXHIBIT B.       STATEMENT OF WORK
EXHIBIT C.       ACCEPTANCE PLAN


                                   Page ii

IRIDIUM Space System Contract

                        IRIDIUM SPACE SYSTEM CONTRACT


THIS CONTRACT is hereby made between Motorola, Inc. (hereinafter called "Seller") a corporation organized under the laws of the State of Delaware, U.S.A., and Iridium LLC (hereinafter called "Buyer"), a Delaware limited liability company. The Effective Date of this Contract is the date specified in ARTICLE 38, EFFECTIVE DATE.

                                   RECITALS
A. On June 26, 1990, Motorola formally announced that it intended to develop a global communication system that would allow communication via portable radio telephones -- whether on land, at sea or in the air. The new system, known as IRIDIUM, has at the heart of its operation, a Constellation of nominally sixty-six (66) satellites in low-earth orbit working together as a digitally-switched communications network in space. The system is intended to handle both voice and data. One or more ground-based spacecraft control facilities will maintain the satellite Constellation and overall operation of the system.

B. A key component of the IRIDIUM Communications System will be a network of "gateway" surface facilities in various countries that will link the satellites with the public-switched telephone network. These gateways will also store customer billing information and will keep track of each user's location.

C. Other key components to the system are the Subscriber Units (ISUs) and Mobile Exchange Units (MXUs).

D. On June 14, 1991 Motorola incorporated Iridium, Inc. to become, among other things, the owner of the Space System portion of the IRIDIUM Communications System.

E. This Contract is intended to function as the mechanism whereby Motorola will sell to Iridium LLC the Space System portion of the IRIDIUM Communications System.

F. Separate agreements between Motorola and other appropriate parties will provide for the production and sale of the Gateways, Subscriber Units, MXUs, and other components of the IRIDIUM Communications System. Motorola intends to develop or have others develop these components by the time the system is operational. A separate agreement between Iridium LLC and Motorola, Inc. shall provide for the operation and maintenance of the Space System upon completion of this Contract.

IRIDIUM Space System Contract

                            ARTICLE 1. DEFINITIONS.

Capitalized terms used and not otherwise defined herein shall have the following meanings:

A. Constellation or Space Segment: That part of the complete IRIDIUM Communications System consisting solely of the space vehicles (also referred to as spacecrafts or satellites) in low-earth orbit and providing a 98.5% global coverage as specified in TABLE 3.7.1 of the Statement of Work. It does not include the System Control Segment, Gateways, ISUs, MXUs or other components necessary for complete utilization of the IRIDIUM Communications System.

B. Gateway: The Gateways encompass the ground-based facilities constructed in accordance with the Gateway Interface Specification supporting the subscriber billing/information functions in addition to call processing operations and the connection of the IRIDIUM subscriber communications through the Public Switched Telephone Network (PSTN).

C. Gateway Interface Specification: The functional specification prepared by Seller that defines the radio frequency interface, logical and physical protocols, and functionality necessary for Gateway interoperability with the Space System. It does not include the Voice Encoding Algorithm necessary for complete interoperability with the IRIDIUM Communications System.

D. Initial Operating Period: The Initial Operating Period shall commence immediately after arrival of the first space vehicle at its designated orbital position, and conclude when Seller demonstrates to Buyer completion of the Space System, (i.e. completion of Milestone 47).

E. IRIDIUM Communications System (or simply "IRIDIUM"): The complete integrated satellite-based digitally-switched communication system. This term refers collectively to the Space Segment, System Control Segment, Gateways and Subscriber Unit Segment.

F. Mobile Exchange Units (MXUs): The equipment designed to interconnect multiple voice or data channels to the IRIDIUM Communications System using the subscriber unit radio frequency interface to the Space System.

G. Mobile Exchange Unit (MXU) Interface Specification: The functional specification prepared by Seller that defines the radio frequency interface, logical and physical protocols necessary for Mobile Exchange Unit (MXU) interoperability with the Space System. It does not include the Voice Encoding Algorithm necessary for complete interoperability with the IRIDIUM Communications System.

IRIDIUM Space System Contract


H. Paging Unit Interface Specification: The functional specification prepared by Seller that defines the radio frequency interface, logical and physical protocols and paging unit functionality necessary for paging unit interoperability with the Space System.

I. Revenue Producing Communication Message: As used within this Contract, this phrase means: A message transmitted other than by Seller through the Space System or any portion thereof entitling Buyer to revenue.

J. Satellite Communication Link Interface Specification: The functional specification prepared by Seller that defines the radio frequency interface, logical and physical protocols and satellite functionality necessary for satellite-to-satellite and satellite-to-system control segment interoperability.

K. Satellite Subscriber Unit (Voice) Interface Specification: The functional specification prepared by Seller that defines the radio frequency interface, logical, and physical protocols necessary for subscriber unit (voice, data, facsimile) interoperability with the Space System. It does not include the Voice Encoding Algorithm necessary for complete interoperability with the IRIDIUM Communication System.

L. Space System Operations Plan: Documentation prepared by Seller which details the operation of the Space System and the actions required to retain its performance characteristics at the levels provided in the Statement of Work. It also describes the operations of the entire IRIDIUM Communications System.

M. Space System: This term refers to the integrated combination of the Space Segment and System Control Segment.

N. Space Vehicles: The terms space vehicle, satellite, or spacecraft all have the same meaning throughout this Contract and refer to the individual or multiple satellites of the Constellation.

O. Subscriber Unit Segment: The Subscriber Unit Segment refers collectively to the individual equipment units to be used by subscribers and capable of initiating and receiving communications through the IRIDIUM Communications System. These may include for example hand-held portable units, aircraft units, marine units, portable office units, and pay phone units. As used herein, this term also includes paging units.

P. System Control Segment (SCS): This term refers to the various ground-based sites, equipment, and facilities to manage and control the individual space vehicles of the Constellation, and the communication links of the IRIDIUM Communications System in accordance with the performance levels specified in the Statement of Work, Exhibit B. The System Control Segment is composed of a Master Control Facility (MCF), and Backup Control Facility (BCF), and associated Telemetry, Tracking and Command Facilities (TTAC's).

IRIDIUM Space System Contract

Q. Voice Encoding Algorithm: As this term is used in this Contract it refers to the algorithm used to encode and decode analog voice to and from compressed digital speech.

                        ARTICLE 2.  DESCRIPTION OF WORK.

A. Seller shall design, develop, produce, and deliver in accordance with the provisions of this Contract, (including all Exhibits) the integrated Space System of the IRIDIUM Communication System consisting of the Constellation and the System Control Segment. Seller shall also deliver the Satellite Subscriber Unit (Voice) Interface Specification and the Space System Operations Plan. The Satellite Subscriber Unit (Voice) Interface Specification will be made available by Seller and Buyer to the public after Milestone Number 37 is completed.

B. Seller shall deliver the Gateway Interface Specification. Seller agrees to develop and sell Gateways to third parties and to license to responsible and competent suppliers acceptable to Seller, the rights to use the information in the Gateway Interface Specification and the Voice Encoding Algorithm to the extent essential to manufacture and sell IRIDIUM Gateways, all pursuant to reasonable terms and conditions mutually acceptable to Seller and such third parties. Seller also agrees to license to responsible and competent suppliers named by Buyer, the right to use the information in the Gateway Interface Specification and Voice Encoding Algorithm to the extent essential to manufacture and sell IRIDIUM Gateways solely for the next generation IRIDIUM Communication System, pursuant to reasonable terms and conditions mutually acceptable to Seller and such suppliers.

C. Seller shall deliver, the Paging Unit Interface Specification. Seller agrees to develop and sell paging units to third parties and to license to responsible and competent suppliers acceptable to Seller the rights to use the information in the Paging Unit Interface Specification to the extent essential to manufacture and sell IRIDIUM Paging Units, all pursuant to reasonable terms and conditions mutually acceptable to Seller and such third parties.

D. Seller shall deliver, the Mobile Exchange Unit (MXU) Interface Specification. Seller agrees to develop and sell MXUs to third parties and to license to responsible and competent suppliers acceptable to Seller the rights to use the information in the MXU Interface Specification and the Voice Encoding Algorithm to the extent essential to manufacture and sell IRIDIUM MXU's, all pursuant to reasonable terms and conditions mutually acceptable to Seller and such third parties.

E. Seller agrees to develop and sell Subscriber Units (Voice) to third parties and to license the rights to manufacture, sell and use the Voice Encoding Algorithm to responsible and competent suppliers acceptable to Seller to the extent essential to manufacture and sell IRIDIUM Subscriber Units (Voice) all pursuant to reasonable terms and conditions mutually acceptable to Seller and such suppliers.

IRIDIUM Space System Contract


F.       Seller shall deliver the Satellite Communications Link Interface
         Specification.

G. Buyer understands that the Interface Specifications for the Gateways, Paging Unit, Mobile Exchange Unit and the Satellite Communications Link are Seller's proprietary information to be used only as permitted under ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY THE PARTIES, and may not be disclosed without Seller's permission except to those third parties licensed by Seller pursuant to this ARTICLE 2, or, upon completion of this Contract, to those third parties selected by Buyer for the purposes of obtaining a proposal for the delivery of IRIDIUM Space System equipment or services to Buyer after the five year period of the O&M Contract expires, provided, Buyer also permits Motorola the opportunity to submit a proposal for such equipment or services.

                  ARTICLE 3.  MILESTONE PERFORMANCE SCHEDULE.

A. Seller shall perform all work and deliver the Constellation, System Control Segment, Space System Operations Plan, and the Satellite Subscriber Unit (Voice) Interface Specification pursuant to the milestone schedule in Exhibit A hereto.

B. Seller shall complete the Gateway, Paging Unit, MXU, and Satellite Communication Link Interface Specifications under Paragraphs B, C, D and F of ARTICLE 2, DESCRIPTION OF WORK, and make them available to Buyer at Seller's Chandler, Arizona facility on or before the scheduled completion date of the final milestone specified in Exhibit A hereto.

C. The milestone schedule in Exhibit A is subject to adjustment as provided in ARTICLE 11, EXCUSABLE DELAYS.

                               ARTICLE 4.  PRICE.

A. For performance of this Contract, Buyer shall pay Seller the $275,000,000 down payment and the applicable fixed milestone prices (the "$ Amount Due" column) specified in Exhibit A subject to adjustments in accordance with the provisions of this Contract. The prices are stated in United States Dollars and cumulatively total $3,450,000,000. See also ARTICLE 17, TAXES.

B. In the event Seller fails to either (1) complete Milestone 47, or be deemed to have done so under ARTICLE 8, ACCEPTANCE CRITERIA, on or before the final scheduled completion date of Milestone 47, or, (2) satisfy or be deemed to have satisfied the Gateway Delivery Commitment as provided by ARTICLE 6, GATEWAY DELIVERY COMMITMENT, on or before the final scheduled completion date of Milestone 47, the final milestone price of this contract totaling $150 million is subject to reduction as provided below:

          (i) For each day of the first ninety (90) days following the final scheduled completion date of Milestone 47 that either
                  (1) Milestone 47 is not completed, or

IRIDIUM Space System Contract

                  is not deemed to have been completed under ARTICLE 8, ACCEPTANCE CRITERIA, or, (2) the Gateway Delivery Commitment as provided by ARTICLE 6, GATEWAY DELIVERY COMMITMENT, is not satisfied or is not deemed to have been satisfied, the price of Milestone 47 shall be reduced by $388,889 (for a potential total price reduction of $35 million). To the extent, however, that Seller has completed Milestone 47 but has only partially satisfied the Gateway Delivery Commitment by the final scheduled completion date of Milestone 47, the price reduction associated with the Gateway Delivery Commitment shall be prorated to daily amounts equal to the percentage of the Gateway Delivery Commitment actually satisfied on a daily basis compared to the total Gateway Delivery Commitment.

                           For example: If the Gateway Delivery Commitment is equal to ten (10) Gateways, based upon actual contracts signed in 1995; the final scheduled completion date of Milestone 47 ends up as October 1, 1998; Milestone 47 is actually completed on October 1, 1998; five (5) Gateways are delivered and tested by October 1, 1998; three (3) additional Gateways are delivered and tested on November 1, 1998; the two (2) other Gateways are delivered and tested on February 1, 1999; and, if all of the delays in the deliveries of the final five Gateways after October 1, 1998 are attributed solely (i) to Motorola's failure to exercise commercially reasonable efforts under Paragraph C of Article 6, or, (ii) to Motorola's inexcusable failure to timely deliver and install those Gateways, then in such a case, the price reduction allowable under this paragraph would equal $10,616,669.70 ($388,889 x
                           5/10 = 194444.5; $194444.5 x 31 days = $6,027,779.5;
                           $388,889 x 2/10 = $77,777.8; $77,777.8 x 59 days =
                           $4,588,890.2; $6,027,779.5 + $4,588,890.2 =
                           $10,616,669.7).

          (ii) For each complete thirty (30) days period beginning on the ninety-first (91st) day following the final scheduled completion date of Milestone 47 that Milestone 47 is not completed, or is not deemed to have done so under ARTICLE 8, ACCEPTANCE CRITERIA, the price of Milestone 47 shall be reduced by $12,777,777 (for a potential total price reduction of $115 million).

                           EXAMPLE: If the final scheduled completion date of Milestone 47 ends up as October 1, 1998 but the milestone is not completed until January 15, 1999 and none of the Gateways subject to the Gateway Delivery Commitment are delivered and tested until March 15, 1999, the $150 million price of Milestone 47 shall be reduced by $35 million to $115 million. (Note: No price reduction beyond $35 million nor any other remedy shall apply to Seller's failure to satisfy the Gateway Delivery Commitment on or before the final scheduled completion date of Milestone 47.)

          BUYER AGREES THAT THE FOREGOING PRICE REDUCTIONS SHALL BE ITS EXCLUSIVE REMEDY FOR DELAYS BY SELLER IN COMPLETING MILESTONE 47 OR IN SATISFYING THE GATEWAY DELIVERY COMMITMENT EXCEPT THAT A DELAY IN COMPLETING MILESTONE 47 IN EXCESS OF TWELVE (12)

IRIDIUM Space System Contract

          MONTHS BEYOND ITS SCHEDULED COMPLETION DATE, AS MAY BE ADJUSTED UNDER THIS CONTRACT, SHALL PERMIT BUYER TO DECLARE SELLER IN DEFAULT UNDER
          ARTICLE 23, DEFAULT BY SELLER, HEREIN.

                              ARTICLE 5.  PAYMENT.

A. The down payment referred to in ARTICLE 4, PRICE, shall be paid by Buyer to Seller in three increments in the amounts and on or before the date specified by Exhibit A and without the necessity of any invoice being submitted by Seller. The milestone prices referred to in ARTICLE 4, PRICE, shall be paid by Buyer to Seller upon completion of each milestone by Seller as provided in the Statement of Work, Exhibit B. The milestone prices specified in Exhibit A shall in each case be paid by Buyer to Seller within thirty (30) calendar days following completion of each milestone and receipt of Seller's invoice for these payments. Seller's invoice shall be accompanied by a certification by Seller that such milestone has been completed in accordance with this Contract. Payment to Seller shall be made by cable/wire transfer to a banking institution as Seller designates or by such other means as Seller may designate from time to time. Notwithstanding the foregoing, Buyer may withhold the amount of $5,000,000 from Buyer's payment of Milestone 47 under the Space System Contract, and such amount shall become due and payable the earlier of: (i) thirty (30) days after Buyer's receipt of an invoice and certification that the activation of Release 3 functionality into the IRIDIUM Communications System for commercial services has been completed, which is scheduled for April 1999; or (ii) June 1, 1999.

B. In the event Seller completes a specific milestone prior to the scheduled completion date in Exhibit A (as such dates may be adjusted pursuant to the terms of this Contract), Buyer shall not be obligated to make the payment associated with such milestone until thirty days after such scheduled completion date.

C. In the event Seller fails to complete any milestone on or before the scheduled completion date shown in Exhibit A (as such dates may be adjusted pursuant to the terms of this Contract), Buyer shall be relieved of its obligation to pay the applicable amount specified for such milestone until such time as Seller completes or is deemed to have completed such milestone. THIS SHALL CONSTITUTE BUYER'S EXCLUSIVE RIGHT AND REMEDY FOR SELLER'S FAILURE TO COMPLETE ANY OR ALL SUCH MILESTONES IN ACCORDANCE WITH THE SCHEDULE SHOWN IN EXHIBIT A (AS SUCH DATES MAY BE ADJUSTED PURSUANT TO THE TERMS OF THIS CONTRACT); PROVIDED, HOWEVER, THAT IF COMPLETION OF THE FINAL MILESTONE IS DELAYED, BUYER SHALL HAVE THE ADDITIONAL RIGHTS AND REMEDIES PROVIDED BY PARAGRAPH B OF ARTICLE 4, PRICE. SELLER'S FAILURE TO TIMELY COMPLETE ANY MILESTONE SHALL NOT RELIEVE BUYER FROM ITS OBLIGATION TO PAY FOR OTHER MILESTONES AS THEY ARE COMPLETED; PROVIDED, HOWEVER, THAT UNTIL MILESTONE NUMBER 22 IS COMPLETED, BUYER SHALL NOT BE OBLIGATED

IRIDIUM Space System Contract

          TO PAY FOR MILESTONES COMPLETED MORE THAN SIX (6) MONTHS AFTER THE SCHEDULED COMPLETION DATE OF MILESTONE NUMBER 22.

D. In the event Seller does not satisfy the Gateway Delivery Commitment obligation on or before the final scheduled completion date of Milestone 47, Buyer agrees to promptly pay to the Seller upon completion of Milestone 47 the amount due for the completion of Milestone 47 which amount and the method and timing of its payment shall be calculated in accordance with the provisions of this contract (including Paragraph B of Article 4, and Paragraph A of this
          Article 5 and Paragraph C of Article 8). Upon the earlier of satisfaction of the Gateway Delivery Commitment, or 90 days after the scheduled completion of Milestone 47, Buyer shall promptly pay to Seller all of the balance of the price for Milestone 47 not previously paid to Motorola less only amounts determined by applying the reduction specified in Paragraph B(i) of ARTICLE 4, PRICE.

                  For example, under the same assumptions used in the example following Paragraph B(i) of Article 4, Motorola would be entitled to receive $132,500,000 on Oct. 1, 1998 and $6,883,330.30 on December 29, 1999.

E. Buyer shall have the right to challenge the assertion of Seller that any milestone has been completed in accordance with the Milestone Acceptance Criteria by providing Seller with written notice to such effect within 20 days following receipt of Seller's invoice. Such notice shall summarize the reasons for such challenge and Seller shall respond thereto in writing or orally within 5 days of receipt of such challenge. Failure to resolve any dispute between Seller and Buyer with respect to any such challenge shall be resolved in accordance with ARTICLE 36, APPLICABLE LAW. Nothing herein shall be construed to limit Buyer's rights under ARTICLE 23, DEFAULT BY SELLER, nor Seller's rights under ARTICLE 24, DEFAULT BY BUYER.

                    ARTICLE 6.  GATEWAY DELIVERY COMMITMENT

A. Subject to the provisions herein, Seller hereby agrees that no later than September 23, 1998, it will have delivered, installed and achieved Final Acceptance or Conditional Acceptance of thirteen Gateway Equipment systems with Release 1, 2 and 3 services and functional capabilities pursuant to the terms of Gateway Equipment Purchase Agreements expected to be signed by Motorola and Gateway Equipment purchasers and containing reasonable terms and conditions mutually acceptable to Seller and such Gateway Equipment purchasers and containing reasonable terms and conditions mutually acceptable to Seller and such Gateway Equipment purchasers. The foregoing agreement is referred to as the Gateway Delivery Commitment. This Gateway Delivery Commitment is provided solely for the purpose provided in Paragraph B of ARTICLE 4, PRICE. It may not be used for any other purpose and Motorola shall not have any liability to any third party for damages incurred by any such third party in the event Motorola fails to satisfy such Gateway Delivery Commitment for any reason whatsoever.

IRIDIUM Space System Contract


B. The Gateway Delivery Commitment will be deemed to have been satisfied for purposes of this Contract and specifically Paragraph B of ARTICLE 4, PRICE, on the date when the earliest of the following conditions occurs:

          1. when thirteen (13) Gateway Equipment systems have been delivered, installed and achieved Final Acceptance for Release 1, 2 and 3 services and functional capabilities.

          2. when Conditional Acceptance occurs for thirteen (13) Gateway Equipment systems pursuant to the terms of the Gateway Equipment Purchase Agreements between Seller and Gateway Equipment purchasers.

          3. when the first Revenue Producing Communication Message is transmitted through the Space System or any component thereof.

C. The Gateway Delivery Commitment for thirteen (13) Gateway Equipment systems is expressly conditioned upon:

          1. at least ten (10) complete Gateway Equipment Purchase Agreements being signed by both Motorola and ten (10) Gateway Equipment purchasers on or before September 30, 1995 for the delivery and installation of M030 or larger Gateway Equipment systems with seven (7) of them scheduled to be installed no later than April 30, 1998 and three (3) of them scheduled to be installed no later than June 30, 1998; and,

          2. at least three (3) more complete Gateway Equipment Purchase Agreements being signed by both Motorola and three (3) more Gateway Equipment purchasers on or before December 30, 1995 for the delivery and installation of M030 or larger Gateway Equipment systems with all three of them scheduled to be installed no later than September 30, 1998; and,

          3. All thirteen Gateway Equipment systems must also each be contracted for delivery to one of the following Gateway
                  Countries:  Brazil, Cyprus or Canary Islands (Spain), China
                  (PRC), Germany, India, Indonesia, Italy, Japan, South Korea, Russia, Taiwan (ROC), Thailand and the United States.

          Motorola agrees to exert commercially reasonable efforts to negotiate and conclude Gateway Purchase Agreements with Gateway purchasers by the dates specified above. However, in the event Motorola exerted its commercially reasonable efforts, but less than the ten (10) and three (3) Gateway Equipment Purchase Agreements referred to above are signed by both Motorola and Gateway Purchasers by the dates specified above, the Gateway Delivery Commitment shall be reduced from the thirteen (13), down by the number of such agreements which were not so signed by Motorola and Gateway Equipment purchasers.

IRIDIUM Space System Contract


          Example: If seven Gateway Equipment Purchase Agreements are signed by September 30, 1995 and an additional four are signed by December 30, 1995, the Gateway Delivery Commitment shall be reduced to ten
          (10) Gateway Equipment systems assuming Seller exerted its commercially reasonable efforts to conclude thirteen Gateway Equipment Purchase agreements by the dates specified in C.1. and 2., above.

D. In the event the scheduled delivery date of any of the Gateway Equipment systems covered by any of the thirteen Gateway Equipment Purchase Agreements referred to in this ARTICLE 6, GATEWAY DELIVERY COMMITMENT is changed to a date later than the applicable delivery date specified in subparagraph C.1 or 2 herein for any reason other than the default by Motorola, or its failure to exert its commercially reasonable efforts, all such Gateway Equipment systems shall be deemed to have been delivered, installed and successfully tested through Release 1, 2 and 3 services and functional capabilities and Conditional Acceptance for purposes of Paragraph B 1 and 2 above on the date that Milestone 47 is completed or is deemed to have been completed.

E. In the event any of the thirteen Gateway Equipment Purchase Agreements referred to in this ARTICLE 6, GATEWAY DELIVERY COMMITMENT is terminated for any reason other than the default by Motorola, all Gateway Equipment systems covered by such terminated Agreement(s) shall be deemed to have been delivered, installed, and successfully tested through Release 1, 2 and 3 services and functional capabilities and Conditional Acceptance for purposes of Paragraphs B 1 and 2 above on the date that Milestone 47 is completed or is deemed to have been completed.

F. Release 1, 2 and 3 for purposes of this Contract refer to those specific services and functional capabilities which are defined in the Terrestrial Network Development Contract (TNDC) between Seller and Buyer.

         ARTICLE 7.  OPERATION OF SYSTEM CONTROL SEGMENT FACILITIES.

A. Notwithstanding the transfer to the Buyer of title and risk of loss to each space vehicle of the Space Segment and each facility of the System Control Segment, Seller shall be responsible for the management and control of the Space System during the Initial Operating Period. Both parties hereto recognize that Seller's obligation to deliver the Space System necessarily requires that Buyer permit Seller to maintain control and be permitted unrestricted access to all of the Facilities of the System Control Segment during the Initial Operating Period. The specific operations activities to be performed by Seller are more fully described in the Statement of Work, Exhibit B hereto. After the Initial Operating Period, performance of such operations activities by Seller shall be pursuant to the Operations and Maintenance Contract (see ARTICLE 30, RELATIONSHIP WITH OTHER AGREEMENTS).

B.        Buyer agrees that its failure to procure the insurance required by
          ARTICLE 21, INSURANCE, or any other act or failure to act by Buyer that delays or prevents

IRIDIUM Space System Contract

          Seller's access to and/or operation of such System Control Facility(ies) shall entitle Seller to a prompt equitable adjustment to the schedule and price of this Contract. In the event such delay associated with Buyer's acts or failures to act cumulatively result in a delay or series of delays in excess of six (6) months, Seller may elect at its option to treat such situation as a default by Buyer thereby permitting Seller to terminate this Contract pursuant to
          ARTICLE 24, DEFAULT BY BUYER, herein.

                        ARTICLE 8.  ACCEPTANCE CRITERIA.

A. Subject to Paragraph C below, acceptance of the Constellation and System Control Segment described in ARTICLE 2, DESCRIPTION OF WORK, shall be in accordance with the Acceptance Plan, Exhibit C hereto.

B. Subject to Paragraph C below, acceptance of the Satellite Subscriber Unit (Voice) Interface Specification and Space System Operations Plan described in ARTICLE 2, DESCRIPTION OF WORK, shall occur upon delivery of each such document by Seller to Buyer at Seller's Chandler, Arizona facility. Buyer shall promptly accept the items in writing or shall notify the Seller in writing of those particulars in which the items delivered do not meet the requirements of this Contract. Buyer shall be deemed to have accepted such items thirty
          (30) days after delivery by Seller unless Buyer provides before such time written notice otherwise to Seller. In the event Buyer provides Seller with written notice setting forth the particulars in which the items delivered do not meet the requirements of this Contract, upon establishment by Seller and completion of a reasonable corrective action plan acceptable to Buyer, the item involved shall be deemed to have been delivered and finally accepted.

C. Notwithstanding Seller's inability to demonstrate compliance with the criteria of the Statement of Work specified by Section 4 of the Acceptance Plan, if Buyer chooses to use or permit others to use the Space System after the scheduled completion date of Milestone Number 47, the date of the first Revenue Producing Communication Message transmitted through the Space System or any component thereof shall be deemed the date of completion and acceptance by Buyer of all items required to be delivered by Seller under this Contract. The final milestone price shall be adjusted by reducing it first to account for any schedule delay as provided by Paragraph B of ARTICLE 4, PRICE. The remaining balance, if any, shall be promptly paid to Seller after adjustment to account for the deficiencies of the Space System using Table 8.1.

IRIDIUM Space System Contract

                                   Table 8.1

--------------------------------------------------------------------------------
Downward adjustment to remaining balance of final milestone price shall be based upon a calculated quarterly Average Actual Service Provided percentage
(AASP) value of less than 98% in either or both of the coverage or capacity factors:

Calculated AASP                   Calculated AASP                  Percent
Coverage Factor                   Capacity Factor                 Reduction
---------------                   ---------------                 ---------
 97% Minimum                       70% Minimum                       1%
 96% Minimum                       70% Minimum                       2%
 95% Minimum                       70% Minimum                       3%
 94% Minimum                       60% Minimum                       8%
 93% Minimum                       60% Minimum                       13%
 92% Minimum                       60% Minimum                       18%
 91% Minimum                       50% Minimum                       28%
 90% Minimum                       50% Minimum                       38%
 89% Minimum                       50% Minimum                       48%
 88% Minimum                       40% Minimum                       58%
 87% Minimum                       40% Minimum                       68%
 86% Minimum                       40% Minimum                       78%
 85% Minimum                       30% minimum                       88%
 84% Minimum                       30% Minimum                       98%
 83% Minimum                       30% Minimum                      100%
 and below                         and below
--------------------------------------------------------------------------------

For example if the AASP coverage factor is calculated to be 93.1% and the AASP capacity factor is calculated to be 58.1%, the remaining balance of the final milestone price after accounting for the schedule delay, if any, shall be reduced by 28%.

                           ARTICLE 9. TITLE TRANSFER.

Unless otherwise stated herein, the following shall apply:

A. Title and risk of loss or damage to each individual space vehicle of the Constellation shall pass to Buyer upon the arrival of each space vehicle at its designated orbital location in the Constellation.

B. Title and risk of loss or damage to each facility of the System Control Segment shall pass to Buyer upon the earlier of (1) when Seller demonstrates to Buyer successful completion of each SCS Facility's Acceptance Plan as specified in Exhibit C hereto or (2) completion of Milestones 40 and 41 respectively.

C. Title to the Space System Operations Plan described in ARTICLE 2, STATEMENT OF WORK, shall pass to Buyer upon delivery of such item from Seller to Buyer at Seller's Arizona facility or other facility designated by Seller upon completion of Milestone Number 15.

IRIDIUM Space System Contract

D. Title to the Gateway, Paging Unit, Mobile Exchange Unit and Satellite Communication Link Interface Specifications shall remain with Seller and shall not be transferred to Buyer under this Contract.

E. To the extent successful and timely completion of any milestone of this Contract is affected by the loss of or damage to any item(s) due to the acts of third parties (including space debris) after title and risk of loss has transferred to Buyer as provided above, Buyer shall afford Seller an equitable adjustment to the price and schedule of this Contract to account for the time and costs associated with Seller's correction, repair or replacement of such item(s). The prices and payment provisions for the replacement of space vehicles of the Constellation that are lost or damaged by the acts of third parties (including space debris) shall be the same as specified in the Operation and Maintenance Contract referred to in ARTICLE 30, RELATIONSHIP WITH OTHER AGREEMENTS.

F. Subject to the license granted to Buyer under Article 14, title to the Satellite Subscriber Unit (Voice) Interface Specification shall remain with Seller. However, both parties may release such document to third parties.

                             ARTICLE 10.  CHANGES.

Changes to this Contract may be made only by mutual agreement of the parties hereto. Such changes shall be evidenced by a written agreement executed by authorized representatives of both parties. No change shall be binding on either party unless and until such written document is fully executed by both parties.

                         ARTICLE 11.  EXCUSABLE DELAYS.

A. Without limiting any other provision specifying what constitutes an excusable delay under this Contract, any event which causes a failure or delay to perform hereunder, and in every case is beyond the reasonable control and without the fault or negligence of Seller and its subcontractors hereunder shall constitute an excusable delay, if notice thereof is given to Buyer within thirty (30) days after such event shall have occurred. Such excusable delay events include but are not limited to acts of God or of the public enemy; acts of governments in their sovereign or contractual capacity, including government priorities, allocations, regulations or orders affecting materials, facilities, or completed spacecraft; fires; floods; snowstorms; earthquakes; epidemics; quarantine restrictions; strikes; labor difficulties; wars and freight embargoes. Delays in launches of Spacecraft caused by the actions or inactions of Seller's launch service subcontractors directly pursuant to their subcontracts with Seller shall not constitute excusable delays hereunder. All other delays in launches of Spacecraft arising for whatever reason not caused by Seller shall constitute excusable delays hereunder. Such excusable delays include but are not limited to delays in the launch(es) of Seller's spacecraft due to delays of any other launch(es) (i.e. not for this Contract) preceding any of Seller's scheduled launch(es) whether or

IRIDIUM Space System Contract

          not caused by the actions or inactions of Seller's launch service subcontractors relating to such preceding launches.

B. In the event of any such excusable delay, the performance schedule shall be extended equitably and the price shall be adjusted to account for any additional costs incurred by Seller as a result of such delay. Seller has the burden to prove an event constitutes an excusable delay. Seller shall provide Buyer with evidence supporting Seller's claim of excusable delay and shall exert its best efforts to mitigate such additional costs or schedule impact to the extent reasonable.

                          ARTICLE 12.  BUYER'S ACCESS.

For the purpose of observing the status and quality of Seller's performance of work, Seller shall afford a limited number of Buyer's employees, or, designees as approved by Seller, subject to ARTICLE 22, EXPORT REGULATIONS, access to Contract activities including design reviews, systems and subsystems testing, program management reviews, test reviews and failure reviews at the Seller's and its first-tier subcontractor's facilities on a non-interference basis. Seller's approval of designees requested by Buyer shall not be unreasonably withheld; provided, however, that such approval may be withheld if Seller or its first-tier Subcontractor(s) have reasonable concerns as to the protection of their proprietary information or potential injury to their competitive market position(s).

                        ARTICLE 13.  PROGRESS MEETINGS.

A. Meetings and Presentations. During the performance of this Contract, Seller shall conduct Quarterly Summary Executive Reviews at which Seller shall provide a review of the milestones completed subsequent to the preceding quarterly review, status of the upcoming milestone and such other matters as may be mutually agreed upon by the parties. The parties may mutually agree to conduct additional interim meetings or reviews from time to time such as a monthly Program Manager's Review with a mutually acceptable agenda. Buyer shall determine its appropriate management personnel to attend such meetings. Seller shall be represented by its General Manager or a designee thereof and such other personnel as are specifically required to support the particular presentation. All periodic meetings shall be held at Seller's facility.

B. Distribution of Reports. Copies of viewgraphs or other documents utilized during these meetings shall be furnished or be made available to Buyer. All materials, reports, and documentation furnished pursuant to this Article shall remain the property of Seller and shall be subject to the limitations set forth in ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY THE PARTIES.

                   ARTICLE 14.  INTELLECTUAL PROPERTY RIGHTS.

A. Except for computer programs and related documentation which are covered by Paragraph C below, unless this Contract is terminated pursuant to ARTICLE 24,

IRIDIUM Space System Contract

          DEFAULT BY BUYER, or ARTICLE 25, TERMINATION FOR CONVENIENCE, Buyer shall have an unlimited right to use, duplicate, and disclose the information contained in the Satellite Subscriber Unit (Voice) Interface Specification and Space System Operations Plan furnished pursuant to ARTICLE 2, DESCRIPTION OF WORK, of this Contract; however, if any written material furnished as part of said documentation is copyrighted, Buyer shall have an unlimited right to make copies of such copyrighted material and to use such copies for any Buyer purpose without payment of additional compensation to Seller only to the extent that Seller has the authority to grant such right. In the event Seller does not have such right, Seller will use its best reasonable efforts to obtain such rights for Buyer. In the event that the obtaining of such rights involve the payment of a fee, Buyer shall reimburse Seller for said fee.

B. Except for the data listed in Paragraph A above, and the license described in Paragraph E below, all data, including without limitation, manufacturing processes technology, and any other information relating to terrestrial cellular networks or components, that are or may be delivered or disclosed by Seller to Buyer shall be subject to ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY THE PARTIES and Buyer acquires no rights, title or interest in such intellectual property or other intellectual property associated with the design of the Space System except as is provided under this
          ARTICLE 14E or otherwise may be negotiated in other license agreements between Seller and Buyer pursuant to reasonable terms and conditions mutually acceptable to Seller and Buyer.

C. To the extent computer software and documentation delivered under the Contract is proprietary to either Seller or its licensor, such items shall be provided as proprietary information under ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY THE PARTIES. Notwithstanding any other provisions of this Contract, the ownership and title to copyrights in computer programs and related documentation that may be delivered to Buyer by Seller in accordance with the Contract shall remain in Seller or Seller's licensor.

          1. To the extent that Seller has the right to do so, Seller shall grant to Buyer, with respect to software and related documentation delivered in written or magnetic or optical form under the Contract as part of the System Control Segment facilities, a paid-up, non-exclusive, non-transferable license with respect to such software and documentation, to:

               a. use or have used on Buyer's behalf solely for the operation and maintenance of Buyer's IRIDIUM Space System supplied by Seller and direct replacements thereto whether manufactured by Seller or not; and

               b. make one or more back-up copies for retention in a secure area in case a working copy is destroyed or damaged, the number of back-up copies to be consistent with generally accepted and prudent data processing archive procedures, not to exceed six (6) such copies.

IRIDIUM Space System Contract

    2.   Buyer has no right to copy or have copied or modify software that is
         (a) not supplied in written form or on optical or magnetic media, or
         (b) not supplied as a part of the System Control Segment equipment, or
         (c) embedded as firmware in any equipment delivered by Seller.

    3. Buyer's license set forth in paragraph C.1.a. shall become effective on completion of the Operations and Maintenance (O & M) Contract by Seller. Buyer's license under Paragraph C.1.b. shall become effective upon completion of this Space System Contract.

D. Seller agrees to promptly assign to Buyer all Seller's right, title and interest in the word "IRIDIUM(R)" as a tradename, trademark and service mark in all forms used by Seller. Seller will execute such documents as requested by Buyer to effect such assignment. Buyer shall thereafter assume responsibility for registration and perfection of such tradename and trademarks and assignments, and Seller will cooperate with buyer to that end. Seller may thereafter use such marks on Seller's goods and services only with Buyer's written permission.

E. In order to permit Buyer to engage in competitive bidding for future additions to or replacement of the Space System and its parts after its delivery by the Seller, and for future operation and maintenance of the Space System beyond completion of the initial Operations and Maintenance (O & M) Contract by Seller, Seller and Buyer agree as follows:

    1. Subject to the other provisions of this ARTICLE 14, Seller agrees to grant Buyer a non-exclusive right and license to use, make and have-made equipment comprising the Space System of the IRIDIUM Communications System and its subsequent evolutions, under the then current versions of the Satellite Communications Link, Gateway, MXU, and Paging Unit Interface Specifications and Seller's patents essential to utilize these Interface Specifications in the Space System and subsequent evolutions thereof. Such license shall be irrevocable except for events of default by Buyer under this Space System Contract or the O & M Contract. Such license shall become effective upon completion of this Space System Contract for purposes of obtaining quotations from other vendors and for purposes of obtaining delivery of such equipment upon completion of the O & M Contract.

    2. Subject to the other provisions of this ARTICLE 14, Seller agrees to grant Buyer a non-exclusive right and license to have-used services for operating the Space System of the IRIDIUM Communications System and its subsequent evolutions, under the then current versions of the Satellite Communications Link, Gateway, MXU, and Paging Unit Interface Specifications and Seller's patents essential to utilize these Interface Specifications in the Space System and subsequent evolutions thereof. Such license shall be irrevocable except for events of default by Buyer under this

IRIDIUM Space System Contract

         Space System Contract or the O & M Contract. Such license shall become effective for purposes of obtaining quotations from other service vendors one year prior to completion of the O & M Contract, and for purposes of obtaining delivery of such services upon completion of the O & M Contract.

    3. Buyer is free to exercise the make or have-made and use or have used rights granted in paragraphs E.1 and E.2 above and select its own vendors therefore, provided that:

         a. Buyer also permits Seller the opportunity to submit a proposal for such equipment or services on at least an equal footing with all other prospective vendors for the same equipment or services.

         b. In the event that a vendor chosen by Buyer has intellectual property rights that would prevent Seller from effectively competing for the sale of IRIDIUM equipment and services, if Seller requests, Buyer agrees to require such vendor, as a condition of the acceptability of its proposal, to extend a license to Seller on reasonable terms and conditions under vendor's intellectual property essential to such effective competition by Seller, to enable Seller to make, have made, use, have used, sell, lease or otherwise provide any IRIDIUM equipment and services, to users thereof, including ground and space.

         c. Buyer shall pay Seller a royalty of six (6) percent of the final price paid by Buyer for replacements to or evolutions of the Space System or its individual components, excluding the reasonable cost of launch services if any included in such price, and less the reasonable value of any licenses obtained by Buyer for Seller under this Section E.4.3.

         d. Buyer agrees not to engage vendors for Space System equipment or services under this ARTICLE 14 whose governments have not licensed or allowed operation of the IRIDIUM System in their own countries or have not granted frequency allocations required for such operation.

    4. The Parties intend and will exert their best reasonable efforts to enter into a mutually acceptable license agreement consistent with the terms described herein prior to completion of this Space System Contract.


                         ARTICLE 15.  PATENT INDEMNITY.

A. Subject to the limitations contained or referred to herein, Seller will defend at its own expense, any claim, suit or proceeding brought against Buyer on account of the Space System or any part thereof supplied by Seller to Buyer under this Contract, FOR INFRINGEMENT OF ANY VALID AND ENFORCEABLE PATENT IN ANY COUNTRY OF THE WORLD WHERE AN IRIDIUM SERVICE PROVIDER HAS BEEN AUTHORIZED TO PROVIDE IRIDIUM SERVICES by an Authorized Gateway

IRIDIUM Space System Contract

          Operator, and, to the extent required, licenses by the government of such country to provide IRIDIUM services. In responding to such claim, suit or proceeding Seller shall have the option of settling or resolving such claim, suit, or proceeding by any one or more of the following:

          1. procuring for Buyer the right under such patent to use, lease, or sell, as appropriate, the Space System or infringing part thereof; or,

          2.      replacing the Space System or infringing part thereof; or,

          3. modifying the Space System or part thereof so as not to infringe; or,

          4. paying any settlement or any final judgment entered by a court of competent jurisdiction against Buyer on such infringement defended by Seller.

B. Buyer agrees that Seller shall be relieved of the foregoing obligations unless Buyer notifies Seller promptly in writing of any such claim, suit or proceeding, and at Seller's expense, cooperates with and gives Seller complete information and assistance to mitigate, settle and/or defend any such claim, suit or proceeding.
          In the event that the actual liability of Seller as a consequence of a claim, suit or proceeding or a combination of claims, suits or proceedings in a particular country exceeds ten percent (10%) of the actual income derived by Buyer from operation of the IRIDIUM Communication System in such country, then Buyer shall cooperate with Seller to mitigate Seller's liability, including either terminating service in such country or releasing Seller from any obligation for liability for patent infringement in such country in excess of the aforesaid percentage of Buyer's income in such country.

C.        Seller shall have no liability for any infringement arising from:

          1. the combination of the Space System or any part thereof with any other product or service not furnished by Seller; or

          2. the modification of the Space System or any part thereof unless such modification was made by Seller; or

          3.      a patent of a country not included in Section A of this
                  Article 15.

D. Subject to all the provisions of this Article 15, PATENT INDEMNITY, Seller's entire liability hereunder, including liability for attorney's fees, costs, adverse judgements and other compliance with the provisions hereof, shall be limited to the amount Buyer paid Seller for the particular items found to infringe. Furthermore, Seller's entire liability under this Article 15 shall be subject to the overall limitation of liability under Article 26, LIMITATION OF LIABILITY.

E. Seller shall not be liable for any costs or expense incurred pursuant to this Article without Seller's written authorizations. SELLER SHALL IN NO EVENT BE LIABLE FOR LOSS OF USE OR FOR INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT OR IN TORT OR UNDER ANY OTHER CAUSE OF ACTION. THE FOREGOING STATES THE ENTIRE WARRANTY BY SELLER AND THE EXCLUSIVE REMEDY OF BUYER, WITH

IRIDIUM Space System Contract

          RESPECT TO ANY ALLEGED PATENT INFRINGEMENT BY THE SPACE SYSTEM OR ANY PART THEREOF OR ANY OTHER PRODUCT DELIVERED BY SELLER TO BUYER UNDER THIS CONTRACT.

F. Buyer shall indemnify, defend and hold Seller harmless against any expense, judgement, or loss for infringement of any patents, copyrights or trademarks which results from Seller's compliance with Buyer's designs, specifications, or instructions.

G. Except as specifically provided by ARTICLE 14, INTELLECTUAL PROPERTY RIGHTS, and any other written agreements between the parties, no sale, or lease hereunder shall convey any license by implication, estoppel, or otherwise to Buyer, under any proprietary rights, copyrights, or patents rights of Seller.


                             ARTICLE 16.  WARRANTY.

A. Seller warrants that immediately upon completion of this Contract but not thereafter, the Space System shall comply with the requirements specified in the Acceptance Plan, Exhibit C. This warranty, however, terminates in the event Buyer uses or permits others to use the Space System or any component thereof prior to completion of this Contract.

B. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ALL OF WHICH ARE EXPRESSLY EXCLUDED. SELLER SHALL HAVE NO OTHER LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, OR OTHERWISE, INCLUDING WITHOUT LIMITATION, ANY LIABILITY FOR SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR FOR BUYER'S COST OF EFFECTING COVER, OR FOR FAILURE OR NONPERFORMANCE OF PROPERTY OR FOR LOST PROFIT OR REVENUE.

                              ARTICLE 17.  TAXES.

A. The price of this Contract referred to in ARTICLE 4, PRICE, includes all transportation and related charges and all applicable taxes, duties and similar liabilities whatsoever for delivery of all items to a destination in the continental United States, except any tax on the sale to Buyer of any item delivered hereunder. Buyer will reimburse Seller for any such sales, use tax or duty drawback claim Seller is required by law to pay.

B. If requested by the other party, the Seller and Buyer will cooperate with each other in contesting and/or protesting those taxes which either party reasonably deems inappropriate. In return for such cooperation, the Seller and Buyer agree to indemnify each other against and hold each other harmless from any such tax that the other party is responsible to pay under Paragraph A above, and from any costs,

IRIDIUM Space System Contract

          expenses, penalties or fees (including reasonable attorney's fees) which either party incurs in cooperating with the other.

                      ARTICLE 18.   PERMITS AND LICENSES.

A. Seller or one of its wholly-owned subsidiaries shall apply for and use its reasonable best efforts to obtain all permits, licenses and approvals required by the United States Federal Communications Commission (FCC) or by any applicable U.S. law or regulation, as well as all necessary orbital locations and radio frequency spectrum, to construct, launch and operate the Space Segment and to construct and operate the System Control Segment. Specifically, Seller or one of its wholly-owned subsidiaries shall apply to and use its reasonable best efforts to obtain from the FCC a construction permit(s) to build the Space Segment and at least one of the System Control Segment facilities within the United States. In the event such permit to construct all of the spacecraft and System Control Segment facilities is not issued by the FCC or other authorized Government entity acceptable to Buyer (whether U.S. or foreign) to Seller or its wholly-owned subsidiary on or before December 1, 1994, such situation shall be treated as an excusable delay under ARTICLE 11, EXCUSABLE DELAYS, and the price only of this Contract shall be adjusted accordingly for costs incurred by Seller after December 1, 1994 as a result of failure to obtain such permit. In the event such permit to construct all of the spacecraft and System Control Segment Facilities is not issued by the FCC or other authorized Government entity acceptable to Buyer (whether U.S. or foreign) to Seller or its wholly-owned subsidiary on or before January 1, 1995, such situation shall be treated as an excusable delay under ARTICLE 11, EXCUSABLE DELAYS, and the price and schedule of this Contract shall be adjusted accordingly for costs incurred by Seller after December 1, 1994 and for schedule delays incurred by Seller after January 1, 1995 as a result of failure to obtain such permit. Seller or one of its wholly-owned subsidiaries also shall apply for and use its reasonable best efforts to obtain from the FCC a license(s) to launch and operate the Space System within the United States and between the United States and international points. If such license to launch and operate is not issued to Seller or its wholly-owned subsidiary by February 1, 1996, such situation shall be treated as an excusable delay under ARTICLE 11, EXCUSABLE DELAYS, and the price and schedule of this Contract shall be adjusted accordingly. Seller shall exert its best reasonable efforts to mitigate the impact of any such excusable delays by attempting to obtain a waiver, alternate license (i.e., an experimental license) or undertaking other actions as determined appropriate in Seller's discretion.

B. Seller shall use its reasonable best efforts to coordinate within the United States and on a worldwide basis the effective use by the Space System of the necessary frequency spectrum and orbital locations.

C. Seller shall use it reasonable best efforts to defend and maintain all of the aforementioned approvals, permits, and licenses for the Space System and System Control Segment in accordance with their respective terms and conditions, and to

IRIDIUM Space System Contract

          operate the Space System and System Control Segment in accordance with all applicable laws and government regulations. In the event a wholly-owned subsidiary of Seller is issued the FCC Operating License contemplated in Paragraph A above, Seller agrees to maintain its complete ownership of such wholly-owned subsidiary until such time as such FCC license is transferred to Seller, a third party approved by Buyer and the FCC, or to Buyer pursuant to Paragraph H below.

D. Seller shall pay for its costs of applying for, obtaining and renewing the aforementioned approvals, licenses and permits. Buyer agrees to reimburse Seller for all of its other expenses associated with the aforementioned approvals, licenses, permits, and allocations, including but not limited to Seller's costs of defending against challenges by third parties, and for coordinating within the United States and on a worldwide basis the effective use by the Space System of the necessary frequency spectrum.

E. Seller agrees to keep Buyer fully informed on a timely basis of material events relating to the operational and performance status of the Space System, and any communications relating the aforementioned approvals, licenses, permits and allocations. Specifically, Seller shall use its reasonable best efforts to furnish to Buyer the following promptly after their receipt by or issuance from Seller:

          All communication to or from any regulatory authority, national, foreign or international, which relate to or affect the Space System or any approvals, licenses, permits or allocations associated therewith.

F. Buyer agrees not to take any action or enter into any agreement or arrangement with a third party that conflicts with Seller's rights and obligations under this Contract, or to act or fail to act in any manner which would interfere with Seller's aforementioned responsibilities.

G. Notwithstanding any other provision in this Contract, Seller shall at all times retain full responsibility for, and all control of the Space System and all components thereof, including but not limited to the System Control Segment and any other facilities or stations licensed by the FCC.

          Furthermore, nothing contained herein shall be interpreted as requiring Seller to apply for or obtain the blanket mobile licenses to operate subscriber units not the authorizations necessary to operate gateways in the United States or any other country. Although Seller or one of its subsidiaries may apply to become a gateway operator or service provider for the United States, such action and the obtaining of necessary FCC licenses to provide such service, shall be accommodated via separate agreements with Buyer as appropriate.

H. Seller agrees that, upon request of Buyer, if the written opinion of Seller's legal counsel concludes that Buyer is lawfully qualified to hold the approvals, permits and licenses to construct, launch and operate the Space System obtained by Seller

IRIDIUM Space System Contract

          pursuant to Paragraph A above, Seller will use its best reasonable efforts to promptly apply for and obtain appropriate authorization from the FCC to transfer such approvals, permits and licenses, including any pending applications therefore, at no cost to Buyer except for the costs that may result from FCC implementation of an auction approach to issuing such permits, licenses, or approvals. Neither the appliction to transfer nor the issuance of any license to Buyer pursuant thereto shall affect the rights and obligations of the parties hereto except the obligations of Seller as provided by Paragraphs A, B, and C above, which shall also completely transfer to Buyer upon transfer of such approvals, permits and licenses to Buyer. In the event the FCC adopts an auction approach to issuing any of the permits, licenses or approvals contemplated by this Article, Seller and Buyer agree to negotiate in good faith a mutually acceptable arrangement with respect to such auctions.

                    ARTICLE 19.  CROSS WAIVER OF LIABILITY.

A. In the event the U.S. Commercial Space Launch Act of 1984, as amended, is applicable to the launch of spacecraft of the Constellation, to the extent required thereunder and by any launch service provider licensed thereunder, both parties agree to make no claims against the other, the contractors and subcontractors of the other at any tier (including suppliers of any kind), the officers, directors, agents, servants, and employees of the other, or any of them, with respect to injury to or death of either party's employees involved in, or damaged to either party's property in connection with all licensed activities relating to launches of space vehicles of the Constellation, except as provided by ARTICLE 20, INDEMNIFICATION. Both parties further agree to cause all of their respective contractors and subcontractors at any tier (including suppliers of any kind) to make no such claims.

B. Both parties hereby waive and shall cause their contractors and subcontractors at any tier (including suppliers of any kind) to waive any cause of action in tort against the U.S. government, its agents, employees, contractors, and subcontractors to the extent required by the U.S. government, and agree to furnish appropriate waivers and releases as may be required to implement this Article in connection with the use of U.S. government launch facilities, equipment, or required launch support services.

C. In the event Seller conducts any launch of space vehicles not subject to the U.S. Commercial Space Launch Act both parties agree to accede to any waiver of claims as may be required pursuant to applicable law or as required by any launch service provider. Seller agrees to keep Buyer informed as to the status of negotiations with such launch service providers with respect to any such waiver of claims provisions that are proposed by launch service providers not subject to the U.S. Commercial Space Launch Act. Seller further agrees to use its best reasonable efforts to negotiate such waiver of claims provisions so that they are not any broader than the waivers required by the U.S. Commercial Space Launch Act.

IRIDIUM Space System Contract

                         ARTICLE 20.  INDEMNIFICATION.

A. Buyer shall indemnify and hold harmless Seller, its directors, officers, agents, subsidiaries, servants, and employees from any liabilities, losses and damages including costs, expenses and damages incurred by Seller in connection with any and all claims by third parties caused by or arising out of the development, operation or use of any part of the Space System after passage of title thereto to Buyer in accordance with ARTICLE 9, TITLE TRANSFER, except any such third party liabilities, losses and damages that are caused by the gross negligence or willful misconduct of Seller. The foregoing indemnification shall only apply to the extent such liabilities, losses and damages exceed the amounts paid by Seller's launch service providers, any governmental indemnification, and the insurance obtained by Buyer as provider by ARTICLE 21, INSURANCE.

B. Seller shall not be liable to Buyer, customers of Buyer or their customers for any damages resulting from any loss, destruction, degradation or failure of the Space System or its subsystems to operate satisfactorily. Buyer agrees to enter into suitable agreements with its customers to effect the foregoing limitation of Seller's liability and agrees to indemnify and hold harmless Seller, its directors, officers, agents, subsidiaries, servants, contractors and employees against the unenforceability of any such limitation or Owner's customer's failure to secure such limitation of liability provisions in agreements with their customers.

C. Each party shall indemnify the other for and hold it harmless from any liability, loss or damage suffered by the other party resulting from the failure of such party to comply with its obligations under this Contract to waive or to cause its contractors and subcontractors at any tier (including suppliers of any kind) to make no claims under this Contract.

                            ARTICLE 21.  INSURANCE.

A. Seller shall procure and maintain during performance of this Contract Worker's Compensation Insurance covering all employees of Seller performing any work hereunder in statutory amounts; provided, however, that Seller may maintain self-insurance program in lieu of Worker's Compensation Insurance if authorized and qualified to do so pursuant to statutory authority.

B. Buyer shall procure and maintain during performance of this Contract, at its sole cost and expense, comprehensive general liability insurance in an amount no less than $500,000,000 (U.S.) covering Buyer's indemnification obligations under ARTICLE 20, INDEMNIFICATION, on such terms and conditions and with such insurers acceptable to Seller, and, which insurance shall name Seller, its contractors and subcontractors as additional insureds. Buyer shall furnish Seller with a waiver of its insurance carrier's rights of subrogation, and, with respect to the insurance obligations under this Article, such insurance shall also provide that the insurers shall give thirty (30) days notice to Seller prior to the effective date of cancellation or

IRIDIUM Space System Contract

          termination of such insurance. To the extent insurance is provided for Seller's benefit by its launch service provider (s), in connection with any third party liability arising from provision of the launch services, Seller agrees to use its best efforts to add Buyer as an additional insured to such insurance, and in such event, the insurance provided herein will be secondary coverage to the extent such insurance from Seller's launch service providers (s) and any indemnification provided by the U.S. Government, any other Government, and any launch service provider covers the same third party liability risks.

                        ARTICLE 22.  EXPORT REGULATIONS.

Neither party shall export, directly or indirectly, any information or technical data disclosed under this Contract to any individual or country which the U.S. government at the time of export requires an export license or other government approval without first obtaining such license or approval. The parties recognize that Buyer may be comprised of individuals or entities for which Buyer must ensure no disclosure of technical data unless and until Buyer obtains appropriate export licenses from the U.S. Government.

                        ARTICLE 23.  DEFAULT BY SELLER.

A. Buyer may, by written notice of default sent by registered letter to Seller, terminate this Contract for cause upon the occurrence of any of the following circumstances:

          1. if Seller fails to make delivery and complete this Contract within twelve (12) months of the scheduled completion date of the final milestone (as may be adjusted under this Contract); or,

          2.      if Seller fails to complete Milestone Number 22 within twelve
                  (12) months of its scheduled completion date (as may be adjusted under this Contract); or,

          3. if Seller fails to perform any of the other material provisions of this Contract or fails to timely complete one or more of the milestones so as to prevent completion of the Final Milestone of this Contract within twelve (12) months of the scheduled date (as may be adjusted under this Contract) in accordance with its terms as established by clear and convincing evidence, and in either of these two circumstances does not act to commence correction of such failure within a period of thirty (30) days (or such longer period as Buyer may authorize in writing) after receipt of notice from Buyer specifying such failure.

B. If this Contract is terminated as provided in this Article, Seller shall:

          1. at Buyer's expense, deliver to Buyer all hardware, drawings and other technical data associated with the Space System developed as part of the performance of the completed milestones of the Contract along with appropriate intellectual property licenses to the intellectual property embodied in such hardware, drawings and other technical data to use, make and have made such items to the extent it is permitted to do so by third parties. The licenses to be granted shall exclude intellectual property rights associated with all manufacturing

IRIDIUM Space System Contract

                  process technology, ISU's, MXU's, Gateways and any terrestrial cellular networks and components; and

          2. at Buyer's expense, protect and preserve property in the possession of Seller in which Buyer has an interest; and,

          3.      be paid the Contract price for all completed milestones; and,

          4. subject to ARTICLE 26, LIMITATION OF LIABILITY, pay to Buyer all reasonable costs to have this Contract completed by another responsible contractor, to the extent such costs exceed the total amount which Buyer would have had to pay Seller for this Contract had Seller completed the Contract as required; provided, however, that Buyer enters into a Contract with a responsible contractor to complete the terminated effort within one (1) year of notification of termination for default.

          5. if Seller has not transferred the approvals, permits, and licenses as provided in Paragraph H of ARTICLE 18, PERMITS AND LICENSES, the Seller will continue to operate the System Control Segment Facilities, if completed, (but, not to replace space vehicles in the Constellation or upgrade the hardware or software of the System Control Segment) to permit Buyer time to obtain a successor operator for a period not to exceed thirty (30) days at no cost to Buyer. Buyer and Seller may agree to extend this thirty day period at a price and on such terms as are mutually acceptable to the parties.

C. NOTWITHSTANDING ANY PROVISION IN THIS CONTRACT TO THE CONTRARY THE REMEDIES SET FORTH IN THIS ARTICLE SHALL BE THE SOLE RECOURSE TO WHICH BUYER IS ENTITLED IN THE EVENT OF SELLER'S DEFAULT (I.E. BREACH), AND SELLER SHALL HAVE NO LIABILITY FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS OR LOST REVENUES.

D. If, after the Buyer gives Seller notice of default it is determined for any reason that the Seller was not in default under the provisions of this Article, or that the delay was excusable under the provisions of ARTICLE 11, EXCUSABLE DELAYS, the rights and obligations of the parties shall be the same as if Buyer defaulted in the performance of its obligations under this Contract as provided by
          ARTICLE 24, DEFAULT BY BUYER.

                         ARTICLE 24.  DEFAULT BY BUYER.

A. Seller may, by written notice of default sent by registered letter to Buyer, terminate this Contract for cause upon the occurrence of any of the following circumstances:

          1. if Buyer fails to make timely payments as required by Exhibit A and Article 5 herein and does not make any such required payment within five (5) days after notice from Seller; or,

IRIDIUM Space System Contract


          2. if Buyer fails to perform any other obligation which it is required to perform pursuant to this Contract and Buyer does not act to commence correction of such failure within (30) days after notice of such failure is received from Seller.

B.        If this Contract is terminated pursuant to this Article, Buyer shall:

          1. pay to Seller, the full amounts of anticipated and reasonable profits Seller could have earned had it been permitted to complete this Contract; and,

          2. assign to Seller all licenses of Buyer to use frequency allocations in any country to the fullest extent permitted by law; and,

          3. return to Seller all documentation and technical data previously delivered to Buyer by Seller; and,

          4. pay to Seller the portion of the prices for all partially completed milestones based upon actual work performed by Seller towards completion of such milestones; and,

          5. pay to Seller all of Seller's cost of stopping the work under the Contract including its costs or terminating subcontracts and purchase commitments; and,

          6. immediately pay to Seller all payments for milestones completed on or before the date of such default by Buyer as provided by Exhibit A.

C. THE REMEDIES SET FORTH IN THIS ARTICLE SHALL BE THE SOLE RECOURSE TO WHICH SELLER IS ENTITLED IN THE EVENT OF BUYER'S DEFAULT, AND EXCEPT AS PROVIDED ABOVE, BUYER SHALL HAVE NO LIABILITY FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS OR LOST REVENUES.

                   ARTICLE 25.  TERMINATION FOR CONVENIENCE.

A. Except as specifically provided by this Article, this Contract may not be terminated by either party for its own convenience and without cause. Terminations for Cause shall be governed by ARTICLE 23, DEFAULT BY SELLER and ARTICLE 24, DEFAULT BY BUYER above.

B. Buyer may terminate this Contract at any time without reason or cause by providing written notice of such termination to Seller. In the event Buyer issues such a termination notification to Seller, this Contract shall terminate effective upon receipt of such notice by Seller. Upon such termination, the parties shall have the follow rights and responsibilities and shall undertake to discharge them in a prompt manner:

          1.      Seller's Rights and Responsibilities:

                  a. Seller shall be entitled to received, from Buyer: full payment for all milestones completed on or prior to the effective date of such termination;

IRIDIUM Space System Contract

                           the portion of the prices for all partially completed milestones based upon the actual work performed toward completion of such milestones through the effective date of such termination; Seller's costs of stopping all work under this Contract including its costs of terminating all subcontracts and purchase commitments; and, a fair and reasonable profit based upon the foregoing items. Buyer shall pay Seller such amounts within thirty (30) days after receipt of Seller's invoice therefor.

                  b. Seller shall be relieved of all other obligations contained in this Contract except for its obligation to not use or disclose Buyer's proprietary information except in accordance with ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY PARTIES.

          2.      Buyer's Rights and Responsibilities:

                  a. Buyer shall pay Seller: the full payment for all milestones completed on or prior to the effective date of such termination; the portion of the prices for all partially completed milestones based upon the actual work performed toward completion of such milestones through the effective date of such termination; Seller's costs of stopping all work under this Contract including its costs or terminating all subcontracts and purchase commitments; and, a fair and reasonable profit based upon the foregoing items. Buyer shall pay seller such amounts within thirty (30) days after receipt of Seller's invoice (s) therefor.

                  b. Buyer shall be relieved of all other obligations contained in this Contract except for its obligation to not disclose or use the Seller's proprietary information except in accordance with ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY PARTIES.

                     ARTICLE 26.  LIMITATION OF LIABILITY.

A. IN NO EVENT SHALL SELLER BE LIABLE, WHETHER IN CONTRACT, TORT OR OTHERWISE, FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFIT OR REVENUES.

B. FURTHERMORE, IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL SELLER BE LIABLE TO BUYER IN AN AMOUNT IN EXCESS OF $100,000,000 (U.S.) FOR ANY AND ALL COSTS, DAMAGES, CLAIMS OR LOSSES WHATSOEVER ARISING OUT OF OR RELATED TO THIS CONTRACT OR ANY OTHER CONTRACT REFERRED TO IN ARTICLE 30 HEREOF OR EXECUTED BETWEEN BUYER AND SELLER IN CONNECTION WITH THE IRIDIUM COMMUNICATIONS SYSTEM, OR ANY PROVISION HEREUNDER OR THEREUNDER WHETHER PURSUED AS A BREACH (I.E. DEFAULT) OF THE CONTRACT OR AS A TORT OR OTHER CAUSE OF ACTION AND WHETHER ACCRUING BEFORE OR AFTER COMPLETION OF ALL THE WORK REQUIRED TO BE PERFORMED UNDER THIS CONTRACT.

IRIDIUM Space System Contract


        ARTICLE 27.  DISCLOSURE AND USE OF INFORMATION BY THE PARTIES.

A. "Proprietary Information" is defined as information which the disclosing party at the time of disclosure identifies in writing as Proprietary Information by means of a proprietary legend, marking, stamp or other positive written notice identifying the information to be proprietary. In order for information disclosed orally or visually by a party to this Contract to be Proprietary Information protected hereunder, the disclosing party shall identify the information as proprietary at the time of the disclosure and, within thirty (30) days after such oral or visual disclosure, reduce the subject matter of the disclosure to writing, properly stamped with the proprietary legend, marking, stamp or other positive written notice and submit it to the receiving party.

B. Except as may be specifically provided otherwise in this Contract, Proprietary Information of Seller disclosed hereunder to Buyer may only be used by Buyer for monitoring the progress of the performance of this Contract by Seller.

C. Except as may be specifically provided otherwise in this Contract, Proprietary Information of Buyer disclosed hereunder to Seller may only be used by Seller in performance of the work specified in this Contract.

D. It is agreed that for a period of ten (10) years following the receipt of Proprietary Information, the receiving party will use such information only for the purpose(s) provided in Paragraphs B and C above as applicable and shall take reasonable efforts to preserve in confidence such Proprietary Information and prevent disclosure thereof to third parties. Each of the parties agree that it will use the same reasonable efforts to protect the other's Proprietary Information as are used to protect its own but will at least use reasonable care. Disclosures of such information shall be restricted to those individuals directly participating in the efforts provided in Paragraphs B and C above who have a need to know such information, and, who have been made aware of and consent to abide by the restrictions contained herein concerning the use of such information.

E. The obligation to protect Proprietary Information, and the liability for unauthorized disclosure or use of Proprietary Information, shall not apply with respect to such information which is now available or becomes available to the public without breach of this Contract; information lawfully received without restrictions from other sources; information known to the receiving party prior to disclosure not subject to a separate non-disclosure obligation; information published or disclosed by the disclosing party to others, without restriction; information developed by the receiving party independent of and without use of the information disclosed by the disclosing party; or, information for which further use of disclosure by the recipient is authorized in writing by the disclosing party; or information required to be disclosed to any persons involved in insuring risks hereunder.

                  ARTICLE 28.  PUBLIC RELEASE OF INFORMATION.

Except as otherwise provided by ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY THE PARTIES, during the term of this Contract, either party, its

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IRIDIUM Space System Contract

affiliates, subcontractors, employees, agents and consultants may release items of publicity of any kind, including, without limitation, news releases, articles, brochures, advertisements, prepared speeches, external company reports or other information releases, related to the work performed hereunder, including the denial or confirmation thereof. Each party shall provide a copy of such publicity items to the other and shall endeavor to provide such copies prior to their actual release to the public. Notwithstanding the foregoing, however, neither party may disclose the specific terms and conditions of this Contract without the prior approval of the other party except for such disclosures required by law or as a part of the Private Placement Memorandum issuance.

                            ARTICLE 29.  ASSIGNMENT.

Neither party shall assign or delegate this Contract or any of its rights, duties, or obligations thereunder to any other person without the prior express written approval of the other party except that Buyer agrees that Seller may assign this Contract to any subsidiary or successor corporation of Seller. Nothing contained in this Article shall restrict Seller from subcontracting work or procuring parts/materials or services in the ordinary course of performance of this Contract; nor shall it restrict Buyer from assigning any right, title or interest it may have in any items delivered by Seller hereunder, solely to secure financing for the IRIDIUM Communications System.

                ARTICLE 30.  RELATIONSHIP WITH OTHER AGREEMENTS.

The following agreements executed simultaneously on or after this Contract relate to the effort described herein. The rights and responsibilities of the parties within each of these related agreements is set forth within each such separate and independent agreement.

A. OPERATIONS AND MAINTENANCE CONTRACT: The Operations and Maintenance Contract (O&M Contract) covers the operation and maintenance of the entire IRIDIUM Space System and the network management associated with the gateways. The five (5) year period contemplated by the O&M Contract begins immediately upon completion of this IRIDIUM Space System Contract. Generally the work required includes the replacement of individual spacecraft of the Constellation as necessary to maintain the performance and reliability levels specified for the Space System. This Contract, however, does not include the development, sale, operation or maintenance of the gateways themselves.

B. ENGINEERING ASSISTANCE AGREEMENT: This contract is intended to provide engineering assistance and other services by Seller to Buyer in excess of the effort included in the scope of the O&M Agreement and this Space System Contract. Such services could include the system engineering design assistance in evaluating the utility of an enhanced design for the second or replacement Space System.

IRIDIUM Space System Contract

                       ARTICLE 31.  SALE OF OTHER SYSTEMS

Subject to Buyer's complete and timely performance of all of its obligations hereunder, Seller agrees not to produce for itself or others a similar satellite-based space system of a global communication system for commercial use without Buyer's prior written approval. This obligation shall cease as of July 31, 2003 or the termination date of this contract, whichever is earlier. This obligation, however, shall not be construed to prohibit Seller from designing, developing, or selling a similar space-based non-global commercial system, a non-commercial communications system, a commercial non-communication system, nor a space-based communication system to the United States or other governmental body in any country for military or defense communication purposes, nor individual spacecraft for any purpose.

                             ARTICLE 32.  NOTICES.

All correspondence, including notices, reports and documentation deliverables, to be provided to Buyer or Seller under this Contract shall be sent to Buyer or Seller as follows:

Buyer:           Iridium LLC                    Seller:          Motorola, Inc.


Address:         1401 H Street N.W.             Address:         2501 S. Price Rd.
                 Suite 800                                       Chandler, AZ 85248
                 Washington, DC 20005


Attn:            Robert R. Call                 Attn:            Walter R. Rhodes
                 Director, Commercial                            Director, Contractual
                 Relations                                       Alliances
                                                                 Satellite Communications
                                                                 M/D/G1214


Phone:           (202) 362-5648                 Phone:           (602) 732-2634
FAX:             (202) 842-0006                 FAX:             (602) 732-2542

                    ARTICLE 33.  AUTHORIZED REPRESENTATIVES.

The only representatives of Buyer and Seller authorized to make changes to this Contract and to sign contractual documents are:

          Buyer:                                   Seller:

          Edward F. Staiano                        Durrell L. Hillis
          F. Thomas Tuttle                         Bary Bertiger
                                                   Mark Borota

Either party may change its aforementioned representatives at any time by providing written notice to the other party.

IRIDIUM Space System Contract

                             ARTICLE 34.  EXHIBITS.

The following Exhibits are attached hereto and hereby incorporated as part of this Contract by reference as if fully set forth within this Contract:

          Exhibit A - Milestone Performance and Payment Schedules
          Exhibit B - Statement of Work
          Exhibit C - Acceptance Plan

                       ARTICLE 35.  ORDER OF PRECEDENCE.

In the event of any inconsistency among or between the parts of this Contract, such inconsistency shall be resolved by giving precedence in the order of the parts as set forth below:

          1.  Contract Articles
          2.  Milestone Performance and Payment Schedules (Exhibit A)
          3.  Acceptance Plan (Exhibit C)
          4.  Statement of Work (Exhibit B)
          5. Other contracts or documents referred to in any of the preceding parts of this Contract.

                          ARTICLE 36.  APPLICABLE LAW.

This Contract and any dispute arising under or in connection with this Contract, including any action in tort, shall be construed in accordance with and governed by the laws of the State of Arizona except for its choice of laws rules. Venue for any dispute not resolved by the parties shall be in Arizona except for its choice of laws rules.

Seller and Buyer will attempt to settle any claim or controversy arising out of it through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then the dispute will be mediated by a mutually-acceptable mediator to be chosen by Seller and Buyer within forty-five
(45) days after written notice by one of us demanding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, and Seller and Buyer will share the costs of the mediation equally. By mutual agreement, however, the parties may postpone mediation until they have each completed some specified but limited discovery about the dispute. The parties may also agree to replace mediation with some other form of alternative dispute resolution
(ADR), such as neutral fact-finding or a minitrial.

Any dispute which is not resolved by the parties through negotiation, mediation or other form of ADR within six (6) months of the date of the initial demand for it by either party, may then be submitted to the courts within Arizona for resolution. The use of any ADR procedures will not be construed under the doctrines of laches, waiver or estoppel to affect

IRIDIUM Space System Contract

adversely the rights of either party. And nothing in this section will prevent either party from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others.

                         ARTICLE 37.  ENTIRE AGREEMENT.

This Contract constitutes the entire agreement between the parties and supersedes all prior understandings, commitments, and representations with respect to the subject matter including the IRIDIUM Space System Contract signed by the parties on September 11, 1991 which is now null and void. This Contract may not be amended or modified except as provided by ARTICLE 10, CHANGES; nor may it be terminated except as provied by ARTICLE 23 OR 24; and none of its provisions may be waived, except by a writing signed by an authorized representative of the party against which the waiver is sought to be enforced. The paragraph headings herein shall not be considered in interpreting the text of this Contract. In the event any part of this Contract is declared legally invalid or unenforceable by an authorized judicial body, such part of this Contract shall be ineffective to the extent of such invalidity or unenforceability and shall not affect the remaining provisions of this Contract unless such declaration affects ARTICLE 20, INDEMNIFICATION, or
ARTICLE 26, LIMITATION OF LIABILITY. In such case, this Contract shall be declared terminated as of the date of such judicial decision and the parties shall have only the following rights and responsibilities:

1.        Seller's Rights and Responsibilities:
          a. Seller shall be entitled to have received all payments for completed milestones due in accordance with Exhibit A, as of the termination date; and,
          b. Seller shall be relieved of all other obligations contained in this Contract except for its obligation to not use or disclose Seller's proprietary information except in accordance with ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY PARTIES.

2.        Buyer's Rights and Responsibilities:
          a. Buyer shall pay Seller all payments for completed milestones in accordance with the Payment Schedule as of the termination date, but shall be relieved of any further payment obligations under this Contract after the termination date; and,
          b. Buyer shall be relieved of all other obligations contained in this Contract except for its obligation to not use or diclose Seller's proprietary information except in accordance with
                  ARTICLE 27, DISCLOSURE AND USE OF INFORMATION BY PARTIES.

IRIDIUM Space System Contract

                          ARTICLE 38.  EFFECTIVE DATE.

The term Effective Date of this Contract (EDC), as used in this Contract shall mean the 29th day of July, 1993.

IN WITNESS WHEREOF, the parties hereto have executed this Contract consisting of this and the preceding 32 pages and the Exhibits referenced therein.

MOTOROLA, INC.                                IRIDIUM LLC
--------------                                -----------

By:  /s/ BARRY BERTIGER               By:  /s/ JERROLD D. ADAMS
   -------------------------------       ------------------------------

Name:  Barry Bertiger                 Name:  Jerrold D. Adams
     -----------------------------         ----------------------------

       Corporate Vice President              President and Chief
Title:   and General Manager          Title:   Operating Officer
      ----------------------------          ---------------------------

Date:                                 Date:
     -----------------------------         -----------------------------

IRIDIUM Space System Contract

                                   EXHIBIT A

Milestone                                                        Scheduled                 $ Amount Due
Number                         Description*                  Completion Date**            (U.S. Dollars)
--------                       ------------                  -----------------          ------------------
N/A            Down Payment (1st increment)                       07/29/93                $   75,000,000
                                                                                          --------------

N/A            Down Payment (2nd increment)                       09/29/93                $  100,000,000
                                                                                          --------------

N/A            Down Payment (3rd increment)                       11/29/93                $  100,000,000
                                                                                          --------------

1              Main Mission Antenna PDR (5.1)                     01/29/94                $   20,000,000
                                                                                          --------------

2              Communications Module PDR (5.2)                    02/28/94                $   20,000,000
                                                                                          --------------

3              Space Vehicle Manufacturing Plan                   03/29/94                $   20,000,000
               (5.3)                                                                      --------------

4              Earth Terminal SCS PDR (5.4)                       04/29/94                $   20,000,000
                                                                                          --------------

5              Earth Terminal Controller SCS PDR (5.5)            05/29/94                $   20,000,000
                                                                                          --------------

6              System Control Segment PDR (5.6)                   07/29/94                $   21,000,000
                                                                                          --------------

7              Earth Terminal SCS CDR (5.7)                       08/29/94                $   50,000,000
                                                                                          --------------

8              Earth Terminal Controller SCS CDR (5.8)            09/29/94                $   50,000,000
                                                                                          --------------

9              Communications Module CDR (5.9)                    10/29/94                $   50,000,000
                                                                                          --------------

10             System Control Segment CDR (5.10)                  11/29/94                $   50,000,000
                                                                                          --------------

11             Main Mission Antenna CDR (5.11)                    12/29/94                $   50,000,000
                                                                                          --------------

12             Space System CDR (5.12)                            01/29/95                $   65,000,000
                                                                                          --------------

13             SCC Construction Complete (5.13)                   02/28/95                $   70,000,000
                                                                                          --------------

14             Space Vehicle Test Plan (5.14)                     03/29/95                $   80,000,000
                                                                                          --------------

15             Space System Ops Plan (5.15)                       04/29/95                $   80,000,000
                                                                                          --------------

16             Main Mission Antenna Qual Model Test               05/29/95                $   87,000,000
               (5.16)                                                                     --------------

17             Space Vehicle Bus Qual Test Complete               07/29/95                $   80,000,000
               (5.17)                                                                     --------------

IRIDIUM Space System Contract

Milestone                                                        Scheduled                 $ Amount Due
Number                         Description*                  Completion Date**            (U.S. Dollars)
--------                       ------------                  -----------------          ------------------
18             Space Vehicle Qual Model Assembly Complete        08/29/95                 $   80,000,000
               (5.18)                                                                     --------------

19             Space System DT&E Test Readiness Review           10/29/95                 $   80,000,000
               (5.19)                                                                     --------------

20             Space Vehicle Supplier PRR (5.20)                 11/29/95                 $   90,000,000
                                                                                          --------------

21             SCC Ready For OT&E Test (5.21)                    12/29/95                 $   90,000,000
                                                                                          --------------

22             Space Vehicle Qual Test (5.22)                    01/29/96                 $   90,000,000
                                                                                          --------------

23             TTAC West Construction Complete (5.23)            02/29/96                 $   90,000,000
                                                                                          --------------

24             Space System Multiple SV DT&E Test Report         05/29/96                 $  106,000,000
               (5.24)                                                                     --------------

25             SCC and TTAC Integration & Test (OTE)             07/29/96                 $  100,000,000
               Complete (5.25)                                                            --------------

26             SCC and TTAC Ready To Support First Launch        09/29/96                 $  100,000,000
               (5.26)                                                                     --------------

27             Preliminary Satellite Subscriber Unit             10/29/95                 $            0
               Interface Specification (5.27)                                             --------------

28             Space System OT&E Test Readiness Review           11/29/96                 $  100,000,000
               (5.28)                                                                     --------------

29             ATP Procedures (5.29)                             12/29/96                 $  100,000,000
                                                                                          --------------

30             Initial Launch (5.30)                             01/29/97                 $  100,000,000
                                                                                          --------------

31             Initial Launch Test Data Report (5.31)            03/29/97                 $  100,000,000
                                                                                          --------------

32             Step I of Table 3.7.1 (5.32)                      04/29/97                 $   75,000,000
                                                                                          --------------

33             Final Test Report (Launch #1) (5.33)              05/29/97                 $   82,000,000
                                                                                          --------------

34             Step II of Table 3.7.1 (5.34)                     07/29/97                 $   75,000,000
                                                                                          --------------

35             Step III of Table 3.7.1 (5.35)                    08/29/97                 $   70,000,000
                                                                                          --------------

IRIDIUM Space System Contract

Milestone                                                        Scheduled                 $ Amount Due
Number                         Description*                  Completion Date**            (U.S. Dollars)
--------                       ------------                  -----------------          ------------------
36             MCF Construction Complete (5.36)                  09/29/97                 $   50,000,000
                                                                                          --------------

37             Satellite Subscriber Unit Interface               10/29/96                 $  150,000,000
               Specification (5.37)                                                       --------------

38             Space Node Test Report (5.38)                     11/29/97                 $   25,000,000
                                                                                          --------------

39             Step IV of Table 3.7.1 (5.39)                     12/29/97                 $   75,000,000
                                                                                          --------------

40             BCF Integration & Test Complete (5.40)            01/29/98                 $   25,000,000
                                                                                          --------------

41             MCF Integration & Test Complete (5.41)            02/28/98                 $   25,000,000
                                                                                          --------------

42             Step V of Table 3.7.1 (5.42)                      03/29/98                 $   75,000,000
                                                                                          --------------

43             BCF Fully Operational (5.43)                      05/29/98                 $   44,000,000
                                                                                          --------------

44             Step VI of Table 3.7.1 (5.44)                     06/29/98                 $   75,000,000
                                                                                          --------------

45             SCS Fully Operational (5.45)                      07/29/98                 $   45,000,000
                                                                                          --------------

46             Step VII of Table 3.7.1 (5.46)                    08/29/98                 $   75,000,000
                                                                                          --------------

47             Completion of Test Plan (FOC) (5.47)              09/23/98                 $  150,000,000
                                                                                          --------------

* Except as specified otherwise, the paragraph referenced in parenthesis beside the description of each milestone refers to the applicable provision of the Statement of Work, Exhibit B.

** The dates shown in the column titled "Scheduled Completion Date" are those dates as of the Effective Date of this Contract and are subject to adjustment as provided by ARTICLE 11, EXCUSABLE DELAYS, of the Contract.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


1.0 SCOPE

    This Statement of Work (SOW) describes the specific effort associated with the Space System Contract. This effort includes only the following items:

    1) Design, Development, Production, Construction, and all work necessary to Deliver the Space System as described in the Milestones specified in Section 5 of this SOW. The specifications for the Design of the Constellation are provided in Section 3 of this SOW. The specifications for the Design of the System Control Segment are provided in Section 4 of this SOW.

    2) Development and Delivery of the Space Systems Operations Plan that will define the plan for the operation and control of the IRIDIUM Communications System.

    3) Design, Development, and Delivery of the Satellite Subscriber Unit (Voice) Interface Specification; and design, development, and availability of the Mobile Exchange Unit (MXU) Interface
         Specification, Gateway Interface Specification, and Paging Unit Interface Specification.

    4) Operation of the Space System in accordance with the Space System Operations Plan. Concurrently, seller will begin collecting data for and reporting Average Actual Service Provided as described in Statement of Work Exhibit B, Section 6 commencing 90 days prior to anticipated Full Operational Capability (FOC) or at a mutually agreed upon date.

    To the extent the Space System Contract specifications require the Space System to have the capability of a specific performance characteristic unless the specifications provide a specific magnitude of capability, the Seller's determination of the magnitude of the Space System's capability of such performance characteristic shall be conclusive and final.

    To facilitate the reader's understanding of the requirements presented in this document, explanatory notes are provided where appropriate. These notes are not requirements, but are intended to provide additional information and/or background rationale. Such data is presented in an italic type font.

2.0 GENERAL

    The IRIDIUM Space System is a constellation of satellites and its associated control elements primarily intended to provide commercial, mobile voice and subscriber data service via IRIDIUM Subscriber Units to subscribers throughout the world. It is composed of a Space Segment and a System Control Segment (SCS). The Space System provides IRIDIUM services in conjunction with a Gateway Segment and a Subscriber Unit Segment which are specified elsewhere.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


    The Space System provides a worldwide communications service for voice and subscriber data between any two IRIDIUM Subscriber Units (ISUs) as well as between any IRIDIUM Subscriber Unit and a local PTT (Postal, Telegraph and Telephone) customer.

    This worldwide personal communications service is designed to support portable, low power subscriber units through the use of a constellation of small satellites in low earth polar orbits. The satellites are networked together to form a system which provides continuous line-of-sight (LOS) communications between the IRIDIUM System and any point within approximately 30 km of the earth's surface.

    The Space System is composed of the Constellation of satellites, the system control facilities, and the communications links which interconnect these elements. Additionally, Gateways operated by private owners play a vital role in the provision of communications services to subscribers.

    To support service between ISUs and local PTT customers the Gateways provide the interface with the Public Switched Telephone Networks (PSTN) of the host countries PTTs. Each ISU is recorded in a home location register which maintains its last known location and registration/service records used for subscriber validation prior to placement of a call. This Gateway interfaces with the ISU's billing service. The Gateway also contains a visitor location register which maintains a record of all ISUs currently in its service area regardless of where they are registered. Subject to possible government restrictions, an ISU may be carried and used to communicate anywhere in the world.

    IRIDIUM Space Vehicles will be launched by Expendable Launch Vehicles
    (ELV). During launch operations, status of both the Launch Vehicle and the Space Vehicle(s) are monitored by the launch control facility. The Launch Vehicle will place the Space Vehicle in a parking orbit, in which the SV deploys its solar panels and antennas.

    Following the Space Vehicle's separation from the Launch Vehicle, control of the Space Vehicle will be handed over to the SCS. After computing the transfer maneuvers required to move the Space Vehicle from the actual parking orbit attained to its mission orbit, the SCS will generate and transmit the commands which will implement the maneuvers.

    The SCS monitors and controls all elements of the Space System. It receives and processes health and status telemetry data from all IRIDIUM Space Vehicles, status data from each Gateway, and call loading data for each node and link in the Network.

    The SCS has a communications link with the launch control facility to obtain the data necessary to initially acquire the SV. The SCS monitors the Space Vehicle as it leaves its parking orbit and acquires its mission orbit. Until the Space Vehicle is fully operational, communications with the Space Vehicle will utilize a secondary communications subsystem rather than the primary feeder links. Once the Space Vehicle has completed the deployment sequence, the feeder links between it and the Gateways and other Space Vehicles may be established.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

    Prior to turning the Space Vehicle over for the IRIDIUM Mission Operations, a full set of on orbit tests are run to validate operational readiness. These tests exercise all systems required for successful operation of the Space Vehicle and all functions used in Mission Operations. The SCS will provide the command functions required for maintaining control of the IRIDIUM Constellation.

    When a Space Vehicle is no longer able to support mission operations, either because it has reached the end of its expendables or because of equipment degradation/failure, it will be commanded to de-boost by the SCS and the Constellation reconstituted with a replacement Space Vehicle. In the case where all normal communications have failed, the SV secondary communications subsystem will be used to safely de-boost the Space Vehicle using a stored command sequence which is initiated by the SCS.

    The command and control of the Space System is driven by two operations planning functions: on-line routine traffic loading projections to identify potential problems and off-line predictions of "what-if" responses to perturbations. The on-line planning routinely projects performance forward in time, notifying operators when potential problems are foreseen. The off-line planning tools are used by network operators to choose the best times to perform required reconfigurations and design automatic system responses to unanticipated failures. The SCS will also have analysis tools which allow operators to design and execute reconfiguration commands to mitigate or eliminate anticipated future problems and to analyze the impact of expanded capacity and/or increased capability.

    An ISU-to-ISU call is used as an example to describe the process of placing an IRIDIUM call. In this example, ISU 1 (which is already registered) calls ISU 2 and both units are initially in the STANDBY Mode, i.e., they have both reported their current location to the System and are ready to send or receive a call. ISU 1 is at its registered location, "Home", on a private island in the Caribbean while ISU 2 is a portable unit currently away from its London "Home" on a ranch in the Andean foothills of Argentina. Although locations have been assumed for purposes of this example, both units could be located anywhere on the earth's surface either in or out of their Home areas and there would be no difference in the scenario described.

    To initiate the call, Subscriber 1 enters ISU 2's IRIDIUM phone number via the ISU's key pad and presses "send" to access the network. ISU 1 then automatically uploads its own phone and registration numbers as well as the number being called. The Space Vehicle sends the information received from ISU 1 to its home Gateway. This Gateway is the controlling Gateway for the call. The Gateway determines that the called party is an ISU and uses its visitor location register to validate ISU registration. In contacting the England Gateway, it determines that ISU 2's registration is valid and that its last known location is in Argentina. Since both units' registrations were successfully validated, call placement continues. ISU 2's last known location is relayed via the network to the controlling Gateway which determines the initial destination. A ring alert is sent to ISU 2. When ISU 2 is answered, an acknowledgement signal is sent through the network, the channel is totally engaged and the conversation occurs, i.e., the call enters a "steady state" mode. When the call is disconnected, the caller,

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

    destination, and start and stop times of the call are relayed (call image) by the controlling Gateway to both home location registers and output by their respective Gateways to the appropriate billing entity. The call is also included in the billing summary sent by the Servicing Gateway to the SCS.

    If the called ISU is not near its last known location, that is, it does not respond to the ring-alert at its last known location, a limited area ring-alert is performed. If there is still no response, a message is transmitted to the calling party informing them that the called party has not responded.

    The procedure is basically the same if a PTT customer is at one end of the call instead of an ISU, but involves the Gateway servicing that PTT.

    Because the IRIDIUM antenna beams projected onto the earth by the Space Vehicles in the IRIDIUM Constellation move rapidly relative to the subscribers, calls may be handed off from antenna beam-to-antenna beam and from SV-to-SV during a call. Handoff is transparent to the subscribers at both ends of the call and may be performed several times during a normal call.

2.2 FUNCTIONAL DESCRIPTION

    The Space System consists of the Constellation, or Space Segment and its associated control element, the System Control Segment. There are also Gateway and Subscriber segments being developed to support the Space System. Each segment is briefly described in the following sections.

    2.2.1 SPACE SEGMENT

          The IRIDIUM Space Segment is defined to be multiple units of a satellite design which will populate the IRIDIUM Constellation. Each Space Vehicle is a network node orbiting the earth in a circular polar orbit. Each SV is a three-axis stabilized satellite which integrates the structure and subsystems required to perform IRIDIUM space-based communications routing and control functions, maintain Space Vehicle operations and provide communications service for the ISUs.

          Each Space Vehicle includes a nadir pointing subscriber-link main mission antenna subsystem, feeder-link Gateway/SCS and crosslink antenna subsystems, a secondary, omni-directional, communications subsystem and associated communications electronics. The main mission antenna (MMA) communicates directly with the ISUs. The Gateway/SCS and crosslink antennas of each Space Vehicle provide the capability to communicate with Gateway/SCS facilities within its field of view and neighboring Space Vehicles, respectively.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

    2.2.2 GATEWAY SEGMENT

               Each gateway is defined to be a node in the network. The Gateway Segment is defined to be the collection of gateway nodes. A gateway communicates with ISUs, other gateways and the SCS via the Constellation and is the System's interface to the local PSTN. Secondarily, it communicates with the SCS via existing commercial communications links.

          The gateway determines the initial routing cues for all calls originating in the local PTTs that it services and by ISUs, home or visiting, which it is currently servicing. Each gateway maintains call detail records and registration information for all ISUs assigned to it, i.e., for all ISUs contained in its home location register. For each call involving one of its assigned ISUs, it either directly verifies ISU registration or sends registration information to the Gateway controlling the call, and it records all pertinent call detail data. It supplies this data to the appropriate billing office and summary data to the SCS.

          Each gateway has a minimum of two antennas; one operates with the Space Vehicle with which it is currently communicating, while the other establishes the link to the next Space Vehicle with which it will communicate.

    2.2.3 SYSTEM CONTROL SEGMENT

          The System Control Segment is defined to consist of a Master Control Facility, a Backup Control Facility, and Telemetry, Tracking and Command (TTAC) sites. The SCS monitors, manages and controls all elements of the Space System. The primary linkage between the SCS, the Constellation, and gateways is via the feeder link network. A secondary linkage to each gateway exists via existing commercial communication links. The SCS tests all network links and reconfigures the network as necessary. The SCS components will be placed in geographic locations determined appropriate by Motorola. As of the effective date of this contract, Motorola plans to locate the MCF in the United States and the BCF in Italy subject to all necessary governmental authorizations and acceptable contract negotiation results. During initial deployment of the Constellation and until necessary components of the SCS become operational, the functions of the MCF will be performed by the SATCOM Control Center
          (SCC).

               The SCS receives each SV's telemetry and provides the commands required for maintaining control of the Constellation. The SCS monitors and manages each gateway's health and status, receives reports from the gateways, and provides data to the gateways to support operations. The SCS also monitors and manages the health and status of its own subsystems.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

    2.2.4 SUBSCRIBER SEGMENT

          The Subscriber Segment consists of several types/configurations of subscriber equipment, any one of which, with proper registration and status, is all that is needed by an individual subscriber to utilize the communications service. Each ISU controls unit operation, transmits/receives single channel subscriber-link data, converts the data to/from voice, receives subscriber-link signals from potential handoff antenna beam(s), chooses the best handoff options and determines its own location.


2.3 GLOSSARY OF TERMS

    AVAILABILITY   The percentage of time a customer has access to IRIDIUM
    communications services.

    ANALYSIS   Verification by technical or mathematical evaluation using mathematical representations (i.e., mathematical models, algorithms, equations), charts, graphs, circuit diagrams, and representative data or evaluation of previously qualified equipment as determined appropriate by Seller.

    ANTENNA BEAM PATTERN   An antenna beam cluster is defined as the pattern an
    individual antenna beam projects on the earth's surface.

    ANTENNA BEAM CLUSTER   An antenna beam cluster is defined as the number of
    antenna beams that can be created by a single SV antenna panel.

    AZIMUTH   Arc of the horizon around an axis on a line from the center of the earth through the observer, measured clockwise from 0 to 360 degrees with 0 degrees referenced to true north.

    BCF   Backup Control Facility.  See System Control Segment.

    BER Bit Error Rate. The fraction of a sequence of message bits that are in error.

    BLOCKING The inability of the telecommunication system to establish a connection due to the unavailability of a traffic channel.

    CALL IMAGE The information that the Servicing Space Vehicle provides to the Servicing Gateway that allows the Gateway to prepare a Call Detail Record.

    CALL SETUP   The time from the completion of subscriber dialing (following registration) to ringing of the distant party for ISU to ISU calls, or delivery of the ringing message to the PSTN for ISU to PSTN calls.

    CHANNEL    1) A unique combination of frequency, time and space in which a unique message may be transmitted.

    2) The propagating medium or electromagnetic path connecting the transmitter and receiver.

    CONSTELLATION   See ARTICLE 1, DEFINITIONS, of Contract terms and
    conditions.

    COVERAGE   The percentage of the earth's surface geometrically visible from the constellation as a function of time.  See paragraph 3.1.1 herein.

    CROSSLINK   A radio link between two space vehicles (intersatellite link).
    These links are in K-Band on the IRIDIUM System.

    CROSSPLANE   The crosslink between two co-rotating planes of space
    vehicles.

    DTOA   Differential Time of Arrival.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

    DEMONSTRATION    Verification as determined appropriate by Seller through
    operations, movement, and/or adjustment of the item to show its Go/No-Go functionality. Compliance with qualitative standards for performance and functionality will be shown.

    EIRP   Effective Isotropic Radiated Power.  The product of the power supplied to the antenna and the antenna gain in a given direction relative to an isotropic antenna. Also known as "absolute" or "true" antenna gain.

    EPHEMERIS   A set of numbers describing a satellite's orbit which permit the prediction of the position and velocity of the satellite at any point in time.

    ERLANG   The international dimensionless unit of traffic intensity.  One
    Erlang is the intensity in a traffic path continuously occupied, or in one or more paths carrying an aggregate traffic of 1 call-hour per hour, 1 call-minute per minute, etc.

    EQUIVALENT VOICE CHANNEL   The channel capacity required to transport 2400
    bps vocoder data.

    FEEDER LINK   A K-Band radio link between an earth station (gateway or SCS)
    and a Space Vehicle, or between Space Vehicles, used to relay MD, MCD, SCD, and NOD. Subscribers (Users) are not nodes of feeder links.

    FRAME   A protocol data unit to facilitate simple, reliable, and robust synchronization procedures for the transport of system data through communications channels. Frames are delimited by placing sync markers between their boundaries.

    GATEWAY   See ARTICLE 1, DEFINITIONS, of Contract terms and conditions.

    GATEWAY INTERFACE SPECIFICATION   See ARTICLE 1, DEFINITIONS, of Contract
    terms and conditions.

    GATEWAY LINK   A radio (feeder) link between a Gateway Earth Terminal and a
    Space Vehicle.  These links are in K-Band on the IRIDIUM System.

    INPLANE   The crosslink between two adjacent co-planar space vehicles.

    INSPECTION   Verification by visual examination of the item, review of
    descriptive documentation, and comparison of the appropriate characteristics with a predetermined standard to determine conformance to requirements without the use of special laboratory equipment or procedures to the extent determined adequate by Seller.

    ISU    IRIDIUM Subscriber Unit.  A generic term referring to any subscriber unit configuration contained in the (IRIDIUM) Subscriber Segment.

    IRIDIUM COMMUNICATIONS SYSTEM   See ARTICLE 1, DEFINITIONS, of Contract
    terms and conditions.

    LINK   The propagating medium or electromagnetic path connecting the transmitter and receiver.

    LOS    Line of Sight.

    MCD   Mission Control Data.

    MCF   Master Control Facility.  See System Control Segment.

    MD     Mission Data.

    MISSION CONTROL DATA (MCD)   All data needed to establish and control
    IRIDIUM subscriber-links. Examples of the types of data included in this category are the IRIDIUM pilot control signal that ISUs use to locate and synchronize with a servicing SV, ring-alerts to call-up ISUs, the data required for ISU validation and SV/ISU rf-power control information.

    MISSION DATA (MD)   All voice & message data transmitted and/or received by
    an IRIDIUM Subscriber Unit (ISU).

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

    MISSION OPERATIONS   The operation of the IRIDIUM System to provide the
    IRIDIUM Communications Service.

    MISSION ORBIT   The orbit of each Space Vehicle from which it supports the provision of the IRIDIUM Communications Service.

    MOBILE EXCHANGE UNIT (MXU)   See ARTICLE 1, DEFINITIONS, of Contract terms
    and conditions.

    NADIR   The direction from a Space Vehicle to the earth on an imaginary line passing through the center of the earth (opposite of zenith).

    NETWORK   A complex of interconnections between at least two
    nodes/terminals. The interconnections may be in any form which allows the transmission of information (wire, radio link, etc).

    NOD   Network Operations Data.  All data needed to manage and control the
    IRIDIUM Network. Examples of the types of data included in this category are SV/GW rf-power control, SV/GW link assignments, cell-shutdown schedules and wild-card assignments.

    NODE   A terminal of any branch of a network, or a terminal common to two or more branches of a network. In the IRIDIUM subscriber message network, the nodes are the Subscriber Unit, the Space Vehicle(s) and the Gateway(s).

    PACKET   A group of binary digits, including data and control elements, which is switched and transmitted as a composite whole. The data, control elements and error control information are arranged in a specific format.

    PTT   Postal, Telegraph and Telephone (Authority).  The corporate or government entity which contracts with IRIDIUM for service.

    RA   Radio Astronomy.

    REGISTRATION   Registration involves the subscriber equipment identifying itself to the System and being validated by the System.

    RING-ALERT   The process of a SV interrogating an ISU to alert the
    subscriber via a ringer.

    SAFE MODE   The mode a Space Vehicle enters when either it determines that a prescribed set of conditions are met, e.g., it loses all of its crosslinks or has not had any communications from the SCS for a specified time period, or it is commanded to enter the mode. When in the Safe Mode, the SV powers down all but essential equipment. Typically, the SV will buffer specified telemetry data, provide a continuous low data rate telemetry transmission over the secondary link in the default key and check for commands addressed to it on its omni receiver and respond to those commands in a prescribed manner.

    SCC   SATCOM Control Center.  The deployment of the constellation will be under the control of Motorola's SATCOM Control Center. The SCC will monitor, manage and control all elements of the Space System until the SCS is ready to assume control.

    SCD   System Control Data.  All data required to monitor and control the
    IRIDIUM Constellation and the Gateways. This includes all TTAC data between the Space Vehicles and the SCS, and all statusing and commanding of the Gateways by the SCS.

    SCS   System Control Segment.

    SEGMENT   A conglomerate of subsystems which together performs a major function of the system. The officially named Segments of the IRIDIUM System are Space, Gateway, Subscriber, and System Control.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

    SERVICE AREA   1) Area associated with a station for a given service and a specified frequency under specified technical conditions where radio communications may be established with existing or projected stations and within which the protection afforded by the frequency assignment or allotment plan or by any other agreement must be respected. CCIR definition.

    SERVICE AREA   2) The area on the earth's surface defined by multiple pairs of latitude and longitude which, when encompassing an SV's nadir, define which servicing Gateway (GW) will perform the initial call setup tasks, that is to which GW the SV should route call setup requests. Based on the results of geolocation of the ISU, the remainder of the call setup process responsibility may be transferred to another GW. An initial assignment of service areas will be implemented by the SCS with consultation from Iridium LLC. As new GWs are added to (or deleted from) the system, the service area assignments will be reviewed and adjusted as necessary and with consultation from Iridium LLC. Service area assignments will be controlled by the SCS. IRIDIUM definition.

    SERVICING GATEWAY   The Gateway which determines the initial routing of a
    call through the Network. For ISU originated calls, the Servicing Gateway is the Gateway designated to perform the call setup function for the originating ISU's Servicing SV at the time the call is placed. For PTT customer originated calls, the Servicing Gateway is the Gateway which interfaces with the originator's PTT.

    SERVICING SPACE VEHICLE   The Space Vehicle at a given point in time in
    whose cell a calling or called ISU is located.

    SIGNALING   Methods of formatting information and modulating a carrier for transmission/communication.

    SPACE SEGMENT   See ARTICLE 1, DEFINITIONS, of Contract terms and
    conditions.

    SPACE SYSTEM   See ARTICLE 1, DEFINITIONS, of Contract terms and
    conditions.

    SPACE SYSTEMS OPERATIONS PLAN   See ARTICLE 1, DEFINITIONS, of Contract
    terms and conditions.

    STATE VECTOR   In general, a vector that describes the condition of a
    system. For an IRIDIUM Space Vehicle, it is the position and velocity at a specified point in time, (x,y,z,xdot,ydot,zdot,t). The position and velocity are specified in earth centered coordinates and time is given as the year, month, day, hour, minute and second.

    SUBSCRIBER LINK   A radio link between a Subscriber Unit (the User) and its
    servicing Space Vehicle (satellite). These links are in L-Band on the IRIDIUM System.

    SATELLITE SUBSCRIBER UNIT INTERFACE SPECIFICATION   See ARTICLE 1,
    DEFINITIONS, of Contract terms and conditions.

    SUBSCRIBER UNIT SEGMENT   See ARTICLE 1, DEFINITIONS, of Contract terms and
    conditions.

    SV   Space Vehicle (or satellite)   See ARTICLE 1, DEFINITIONS, of Contract
    terms and conditions.

    SYSTEM CONTROL SEGMENT   See ARTICLE 1, DEFINITIONS, of Contract terms and
    conditions.

    TTAC   Telemetry, Tracking, and Command Facility.  See System Control
    Segment.

    TEST   Verification through systematic exercising of the item with sufficient instrumentation to show operational performance to the extent determined appropriate by Seller. Collection, analysis and evaluation of test data will show compliance with specified quantitative criteria.

    VOCODED VOICE   The digital data that is transmitted through the System and then reconstructed into a replica of the original speech.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

     VOICE CHANNEL    is defined as a single channelized or packetized
     communication resource that may be used to support transport of * milliseconds of 2400 Bit/Second of vocoded voice data, or the equivalent amount of signaling, bearer or network overhead traffic. The terms Voice Channel, equivalent Voice Channel and Traffic Channel are used interchangeably."

     *Each facility consists of an Earth Terminal Controller (ETC) and up to four Earth Terminals (ET's).

3.0  CONSTELLATION REQUIREMENTS

3.1. CONSTELLATION CONFIGURATION

     1.   PROVIDE CONTINUOUS COVERAGE   The Space System shall be designed to
          be capable of providing continuous coverage from any location on the surface of the earth or in the air within the simultaneous limits stipulated below:

     Max. Altitude for Subscriber Equipment:       *

     Min. Evaluation angle at Earth's surface:     * Degrees

     2.   ANTENNA BEAMS
          The Space System shall project antenna beams on the earth's surface in a geometric pattern consistent with the coverage requirements herein.

     3.   NUMBER OF INDEPENDENT LINKS PER SV
          SV's shall be designed to have the capability of operating up to *
          *   independent SV GW/SCS feeder links per SV at maximum capacity.

     4.   CONSTELLATION-SCS MINIMUM ELEVATION ANGLES
          The minimum elevation angle (referenced to the horizon and measured from the SCS to the SV), for all SV-SCS communication links above
          which all requirements shall be satisfied,       *
          degrees.

     5.   SIMULTANEOUS OPERATION OF FEEDER LINKS
          The Constellation-GW/SCS feeder links shall be capable of operating simultaneously with the SV-SV crosslinks.

     6.   CROSSLINK COMMUNICATIONS
          Each SV shall be capable of simultaneous communications with SVs immediately ahead (fore) and behind (aft) in the same plane and with one SV in each adjacent co-rotating plane.

     7.   CROSSPLANE CROSSLINK OPERATIONAL LIMITATIONS
          Crossplane crosslinks between pairs of SVs shall be capable of operating when the nadir points of the SVs at each end of the link
          are   *   degrees latitude.

          The intention of this requirement is to specify when the crosslinks must operate and therefore that they need not operate at higher latitudes due to frame timing limitations.





-----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

3.2  COMMUNICATIONS REQUIREMENTS

     1.   CONSTELLATION-ISU RF LINK FOR MD AND MCD
          The Space System shall provide RF links between the Space Segment and the Subscriber Segment for the transmission of MD and MCD

     2.   CONSTELLATION SUBSCRIBER UPLINK FREQUENCY
          The subscriber to Constellation uplink shall have the capability to operate in the band from 1616.0 MHz to 1626.5 MHz.

     3.   CONSTELLATION SUBSCRIBER DOWNLINK FREQUENCY
          The Constellation to subscriber downlinks shall have the capability to operate in the band from 1616.0 MHz to 1626.5 MHz.

     4.   VOICE/DATA TRAFFIC CHANNEL BURST POWER FLUX DENSITY
          The minimum burst power flux density of a voice/data traffic channel that the full constellation shall be capable of producing at any point on the surface of the earth shall be
                                      *

          This requirement shall be satisfied at any location having a clear unobstructed view of the satellite.





                                      *




     4A.  DOWNLINK VOICE/DATA TRAFFIC CHANNEL MAXIMUM BER
          At a received signal level   *   lower than the maximum level
          specified in paragraph 4 above, an ISU designed to satisfy IRIDIUM specifications provided by contractor shall be capable of operating
          at a BER less than     *





-----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

     5.   VOICE/DATA/ACQUISITION CHANNEL UPLINK C/N(o)
          The receiver carrier-power-to-noise-spectral-density (C/N(o)) ratio at any satellite vehicle on any voice, data or acquisition subscriber
          channel under conditions defined below shall be greater than     *
          using a ground transmitter having a minimum EIRP of at least    *
          This requirement shall be met for more than * of the time averaged over 24 hours using the full satellite Constellation. It shall apply only to transmissions from locations having an elevation angle greater than * degrees with a clear unobstructed view of the satellite and within an interference free channel.

     5A.  UPLINK VOICE/DATA TRAFFIC CHANNEL MAXIMUM BER
          With a test ISU designed to satisfy IRIDIUM specifications provided by Seller transmitting at a signal level * lower than that specified in paragraph 5 above, the BER measured at the output of any
          SV receiver shall be lower than   *

     6.   PAGING CHANNEL BURST POWER FLUX DENSITY
          The minimum burst power flux density of a paging channel shall be
          greater than  *  for more than  *  of the time and greater than    *
          for greater than    *   of the time.  This requirement shall be
          satisfied at any location having a clear unobstructed view of the satellite at any point on the surface of the earth.

     6A.  PAGING CHANNEL MAXIMUM BER
          At a received signal level    *    lower than the maximum level
          specified in paragraph 6 above, an ISU/pager designed to satisfy the IRIDIUM network paging specifications shall be capable of operating at a BER of less than

                                       *

     7.   RING ALERT CHANNEL BURST POWER FLUX DENSITY
          The minimum burst power flux density of a ring alert channel shall be
          greater than    *      for more than  *  of the time and greater than
            *  for greater than  *  of the time.  This requirement shall be satisfied at any location having a clear unobstructed view of the satellite at any point on the surface of the earth.

     7A.  RING ALERT CHANNEL MAXIMUM BER
          At a received signal level     *     lower than the maximum level
          specified in paragraph 7 above, an ISU designed to satisfy the IRIDIUM network specification shall be capable or operating at a BER of less than

                                       *





-----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

     8.   SUBSCRIBER LINK POWER CONTROL
          The Constellation-ISU subscriber traffic channel links (not including any channels reserved for acquisition or operating in an acquisition mode) shall be power controlled to enable the Space System to control
          link power over a nominal   *  range.

     9.   GEOLOCATION TIMELINESS/ACCURACY
          The Space System shall have the capability to support geolocation of stationary subscriber equipment within the following limits:

          Location Error:                  *
          Location Determination Time:     *
          Confidence:                      *

     10.  SV-SV Link Frequency
          The SV to SV links shall have the capability to operate in the band from 23,180 MHz to 23,380 MHz.

     11.  CONSTELLATION-GW RF LINK
          The Space System shall provide RF links between the Space Segment and the Gateway segment for the transmission of MD, MCD, SCD, and NOD.

     12.  CONSTELLATION-SCS RF LINKS
          The Space System shall provide both primary and secondary RF links between the Space Segment and the System Control Segment for the transmission of SCD and NOD.

     13.  PROVIDE SECONDARY COMM SYSTEM
          The SV secondary antenna shall be designed so that the SV, during any mission phase following deployment from the launch vehicle can receive signals from and send signals to the SCS. This capability shall allow the SCS to command and monitor SVs that are operating with or without active altitude control, from any single or combination of overlapping TTAC or LEOP tracking facilities. This capability shall provide opportunities for contacts with the SV of sufficient frequency and duration to permit the SCS to meet requirements to protect the health and safety of each SV and of the Constellation.

     14.  UPLINK FREQUENCY
          The Gateway to Constellation and SCS to Constellation uplinks shall have the capability to operate in the band from 29,100 to 29,300 MHz.

     15.  DOWNLINK FREQUENCY
          The Constellation to Gateway and Constellation to SCS downlinks shall have the capability to operate in the bank from 19,400 to 19,600 MHz.

     16.  FEEDER LINK POWER CONTROL
          The CONSTELLATION-SCS (primary communications link only) feeder link shall be power controlled to insure that the power available at the
          receiving location is   *   above the minimum necessary.





-----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

3.3      CAPACITY

         1.  PAGING CAPACITY
             Paging messages shall be packaged in Paging Message Frames, each of which shall be capable of containing
                                       *
             where the frequency of such delivery does not exceed
                  *    in any one antenna beam pattern.

         2.  VOICE SUBSCRIBER CAPACITY PER BEAM PATTERN
             The Space System shall provide a maximum of   *   concurrent
             L-Band full duplex traffic channels in a single beam pattern.

         3.  PEAK CAPACITY PER ANTENNA BEAM CLUSTER
             Each Space Vehicle antenna beam cluster shall be capable of supporting up to

                                       *

         4.  PEAK SUBSCRIBER LINK CAPACITY PER SPACE VEHICLE
             Each Space Vehicle shall be capable of supporting up to     *
             full duplex traffic channels

                                       *

         5. AVERAGE SUBSCRIBER LINK TRAFFIC LOAD PER SPACE VEHICLE PER ORBIT Each Space Vehicle shall be capable of supporting an average of
               *   full duplex traffic channels

                                       *

         6.  CONSTELLATION-GATEWAY CAPACITY
             Each Constellation-Gateway link shall be capable of supporting up
             to    *   full duplex traffic channels.

3.4      CONSTELLATION CONTROL

         1.  UNAUTHORIZED COMMAND ATTEMPTS
             The Space System shall have the capability to detect and report unauthorized attempts to command and control Space System assets, or to gain access to protect space system data.

         2.  MONITOR MISSION CRITICAL PARAMETERS
             Mission critical parameters shall be monitored. Mission critical parameters are those to be defined by the seller as critical to network or Constellation operations.





-----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

         3.  FAULT RESPONSES
             The Space System shall have the capability to respond to specific fault conditions with predetermined and/or SCS specified actions. Specific fault conditions are those to be defined by the seller.

         4.  RECONFIGURATION DUE TO NODE/LINK FAILURE
             The Space System shall provide the capability to reroute traffic
             through the space network within      *     upon detection of a
             single failure within the Constellation.

         5.  CONDUCT PM WITHOUT DEGRADING PERFORMANCE
             The Space System shall have the capability to perform preventive maintenance without degrading the quality of service.

             Preventive maintenance includes readiness checks which will run on system equipment, test equipment calibration, and periodic maintenance on ground-based equipment with moving parts (e.g., line printers and disks).

         6.  PROCESS COMMANDS BY TYPE
             The Constellation shall have the capability to process:
             1)      Individual Real-Time Commands
             2)      Stacked Sequenced Commands
             3)      Commands for execution at a specified time.

         7.  SV COMMAND AUTHENTICATION
             Each SV shall have the capability to authenticate any command with the potential to damage the SV or disrupt Mission Operations prior to execution.

         8.  UPLINK AND LOAD SOFTWARE UPON COMMAND
             The Constellation shall provide the capability to accept commands from the SCS to uplink and load software modules into processors.

         9.  ROUTE TELEMETRY TO THE SCS
             Each SV shall be capable of routing telemetry to the SCS.

        10.  RESPOND TO SCS COMMANDS FOR SPECIFIC DATA
             Each SV shall respond to SCS commands for transmission of specific telemetry formats as defined by seller.

             This includes the capability to download memory and database information, and to verify the loading of uplinked software modules. It also includes the transmission of low, normal and expanded data rate modes, and changes in the sampling rates and sampling points of telemetered information.

        11.  REPORT FAILED COMMAND ATTEMPTS TO SCS
             The Constellation shall have the capability to detect and report all failed authentication attempts, including the associated command field, to the SCS.





-----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

        12.  RECEIVE COMMANDS FROM SCS.
             Each SV shall support reception of SCS commands, via the primary link, secondary link, and cross links.

        13.  MESSAGE ROUTING
             The Constellation shall support control and routing of MD, MCD, NOD, and SCD through the appropriate subscriber links and feeder links.

        14.  SV DE-BOOST
             Each SV shall have the capability of de-boosting to a perigee of
             less than * km at any time up to   *   years after orbit
             insertion with a probability of success of   *   percent.

        15.  SAFE MODE
             Each SV shall have the capability to enter a predetermined operating mode when the SV is unable to execute stored SCS commands.

3.5      CONSTELLATION OPERATIONS

         1.  GEOGRAPHIC BASED SERVICE RESTRICTIONS
             The Space System shall have the capability to selectively restrict service based on predetermined geographic parameters.

         2.  PROCESS CHANNEL REQUEST
             For each requested channel and        *             the Space
             System shall either assign a unique channel or send a "service not available" indication to the subscriber equipment.

             This time interval is measured for the time that the subscriber equipment initiates an acquisition sequence until the subscriber equipment receives the channel assignment or message including propagation times to and from the SV.

         3.  HANDOFF BETWEEN ANTENNA BEAMS
             The Space System shall have the capability to perform all handoffs, within an antenna beam pattern (frequency reuse pattern change), antenna beam pattern to antenna beam pattern within a SV, SV to SV, SV-GW and SV-SCS.

         4.  CONSTELLATION CONTRIBUTION TO REGISTRATION ACTIVITY
             The Constellation shall contribute no more than      *      to the
             subscriber registration activity.

         5.  CONSTELLATION DELAY FOR CALL SETUP
             The contribution of the Constellation to the Call Setup time between two subscriber units or between a subscriber unit and a
             PTT customer shall not exceed           *

         6.  TOTAL SV DELAY FOR VOICE COMMUNICATIONS
             The Constellation, excluding L-Band framing, shall contribute to
             no more than       *        one way delay to any voice
             communications link without failures           *





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

         7.  PROVIDE       *         LEVELS OF PRECEDENCE
             The Constellation shall provide the capability to support user
             acquisition on a priority basis with at least     *     levels
             of precedence.

         8.  CALL IMAGE DATA TO SCS
             Within a period of        *         after connection disconnect,
             the Constellation shall provide the SCS with the Connection image information it has gathered, and the Servicing Gateway with the Call Status Code.

3.6      ENVIRONMENTAL REQUIREMENTS

         1.  AVOID INTERFERENCE WITH OTHER SYSTEMS
             The Constellation shall have the capability to adjust transmitter power levels and channel frequency usage as directed by the SCS to avoid interference with other systems operating in the same spectrum.

         2.  ORBITAL DEBRIS
             The Space System shall have the capability to exercise all reasonable methods to minimize orbital debris.

3.7      COVERAGE REQUIREMENTS

         1.  EARLY CONSTELLATION COVERAGE
             The coverage of any subset of the fully populated Constellation shall be defined as including those areas on earth at which the elevation angle to any satellite within the Constellation is at least * degrees. The Constellation shall provide limited coverage as it is being formed. The coverage of the Constellation shall be dependent upon latitude. The Constellation coverage schedule is reflected in the following table. All coverage rates provided in the table are averaged over 5 day periods.

TABLE 3.7.1

CONSTELLATION EARTH COVERAGE STEPS

                                    STEPS

Latitude     I        II         III        IV         V         VI          VII



                                      *


The coverage percentages shown in the above table represent minimum coverage requirements for the IRIDIUM constellation. The percentages are based on the surface area of a constant radius sphere.

                                      *





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

4.0      SYSTEM CONTROL SEGMENT REQUIREMENTS

4.1      MONITOR AND CONTROL REQUIREMENTS

         1.  MAINTAIN CONSTELLATION FAULT RESPONSE CRITERIA
             The SCS shall have the capability to establish and maintain fault condition criteria and associated command responses for the Constellation.

         2.  REQUEST DIAGNOSTICS
             The SCS shall have the capability to request the Constellation to execute diagnostic procedures for fault detection and isolation.

         3.  PROCESS TELEMETRY
             The SCS shall have the capability to receive and process Constellation telemetry.

         4.  GENERATE CONSTELLATION COMMANDS
             The SCS shall have the capability to format and transmit commands to the Constellation.

         5.  AUTHENTICATION COMMAND COUNT
             The SCS shall have the capability to maintain a count of each successful authentication of a critical command for each SV.

         6.  GENERATE SINGLE OR STACKED COMMANDS
             The SCS shall have the capability to generate a set of one or more commands to be executed either upon receipt or at a designated time not already assigned to another command.

         7.  COMMAND DESIGNATION
             The SCS shall be capable of redesignating commands as critical or non-critical.

         8.  GENERATE EPHEMERIS FOR SYSTEM OPS
             Using an SCS-produced full state vector or element set, the SCS shall be capable of generating the ephemeris of any SV.

         9.  ORBIT DETERMINATION
             The SCS shall be capable of estimating orbital parameters on the basis of time tagged azimuth, elevation measurements, and DTOAs.

        10.  KNOWLEDGE BOX
             The SCS shall have the capability to maintain knowledge of the Constellation ephemeris.

        11.  PLAN MANEUVERS AND GENERATE COMMANDS
             The SCS shall have the capability to plan the station keeping maneuvers and generate commands for each Space Vehicle as required to maintain its mission orbit.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

       12.   CONTROL BOX
             The SCS shall have the capability to maintain the Constellation positions to within:


                          Crosstrack:         *
                          Intrack:            *
                          Radially:           *


                                      *


       13.   SPARED SV CLOCK ACCURACY
             The SCS shall have the capability to maintain the clock of each SV
             in sparing orbit to within       *

       14.   GENERATE DTOA VALUES
             The SCS shall be capable of generating differential time-of-arrival (DTOA) values.

             *


       15.   COMMANDS TO MAINTAIN SPARING ORBIT
             The SCS shall have the capability to plan the station keeping maneuvers and generate commands for each SV as required to maintain its sparing orbit.

       16.   MANAGE CONSTELLATION POWER
             The SCS shall have the capability to manage the power of the Constellation, both individually and collectively.

       17.   PREDICT CONSTELLATION THERMAL CONDITIONS
             The SCS shall have the capability to manage the thermal conditions of the Constellation based on expected illumination geometry/history and equipment status/utilization.

       18.   COMMAND SV TO ORBIT
             The SCS shall have the capability to plan and command the orbit maneuvers required for each Space Vehicle to establish its orbit.

       19.   PERFORM ON ORBIT TESTING
             The SCS shall have the capability to perform on-orbit testing of each Space Vehicle as required to verify that the Space Vehicle is ready to commence Mission Operations.

       20.   LOCATE SV IN ANOMALOUS OR UNKNOWN ORBITS
             The SCS shall have the capability to search for and locate any SV
             within          *

       21.   MANAGE LAUNCH PLANS & SCHEDULES
             The SCS shall have the capability to manage launch plans and schedules.





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


         22. DETECT NODE/LINK FAILURES
             The SCS shall have the capability to detect node and link failures
             in the Space System within            *         of their
             occurrence.

         23. ESTABLISH ALT ROUTES
             The SCS shall have the capability to establish network routing instructions based on the health and status of the Constellation, GWs, and SCS.

         24. SET MAX NUMBER OF CROSSLINKS TRAVERSED
             The SCS shall have the capability to specify to the Constellation in the Network the maximum number of crosslinks a packet may traverse before the packet is discarded, up to a maximum of
                       *

         25. CONTROL ANTENNA BEAM ACTIVATION
             The SCS shall have the capability to determine, plan, and distribute antenna beam activation and deactivation instructions.

         26. CONTROL OF OPERATIONAL ELEMENTS
             The SCS shall have the capability to remove from service or restore to service any operational network node (Constellation or Gateway), or any operational network communications link.

         27. RECONFIGURATION DUE TO MULTIPLE FAILURES
             The SCS shall have the capability to reconfigure the network
             within    *   upon detection of MULTIPLE node or
             link failure.

         28. MANAGE PSTN PHONE NUMBER TO GW MAP
             The SCS shall have the capability to manage the Gateway-to-PSTN phone number mappings.

         29. MANAGE PHONE NUMBER TO GW MAP
             The SCS shall have the capability to manage subscriber equipment phone number-to-Gateway mappings.

         30. ASSIGN CALL SETUP RESPONSIBILITIES
             The SCS shall have the capability to assign GW call setup service areas.

         31. REASSIGN CALL SETUP SERVICE AREAS
             The SCS shall have the capability to reassign GW call setup
             service areas within       *      of detection for single gateway
             failures.

         32. MULTIPLE GW FAILURES
             The SCS shall have the capability to reassign GW call setup
             service areas within          *     of detection for multiple
             gateway failures.

         33. UPDATE PHONE NUMBER MAP
             The SCS shall have the capability to update phone number-to-PSTN
             mapping within     *     of detection for single gateway failures.





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


         34. MAP UPDATE FOR MULTIPLE FAILURES
             The SCS shall have the capability to update phone number-to-PSTN
             mapping within        *           of detection for multiple
             gateway failures.

         35. SCHEDULE FEEDER LINKS
             The SCS shall have the capability to schedule and allocate SCS/GW feeder links and disseminate the schedule to affected nodes.

         36. MANAGE SV DATA
             As a minimum, the SCS shall have the capacity and capability to manage telemetry, command, and both current and historical configuration data for the Constellation of space vehicles which are performing network functions, as well as * SVs which are on-orbit spares, * SVs in parking orbit or in transition to either operational or storage orbits and * SVs which have been decommissioned but have yet to re-enter the atmosphere.

         37. PROVIDE CAPABILITY TO TEST ALL LINKS
             The SCS shall have the capability to test all links.

         38. MASTER SERVICE DENIAL LIST
             The SCS shall have the capability to manage the Master Subscriber Equipment Service Denial List.

         39. MANAGE SERVICE RESTRICTIONS
             The SCS shall have the capability to selectively restrict service based on geographic parameters.

         40. MAINTAIN GW FAULT RESPONSE CRITERIA
             The SCS shall have the capability to establish and maintain for each Gateway, fault condition criteria and associated command responses.

         41. REQUEST GW DIAGNOSTICS
             The SCS shall have the capability to direct/request each Gateway to execute diagnostic procedures for fault detection and isolation.

         42. MONITOR SCS CRITICAL PARAMETERS
             The SCS shall have the capability to monitor SCS mission critical parameters.

         43. EXECUTE FAULT RESPONSES
             The SCS shall have the capability to respond to specific fault conditions with predetermined actions.

         44. AVOID INTERFERENCE WITH OTHER SYSTEMS
             The SCS shall have the capability to direct the GWs, SVs and SCS transmitter equipment to adjust transmitter powers and use frequencies which will avoid interference with other systems as required to conform to all applicable operating licenses.





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


         45. GRACEFUL DEGRADATION
             The SCS shall be capable of planning for and providing sufficient SCD and NOD to each node in the Network to allow the Network to
             continue to function for up to            *
             without further SCD and NOD inputs from the SCS.

         46. MANAGE SOFTWARE/HARDWARE CONFIGURATION
             The SCS shall have the capability to manage the configuration of SV, SCS, and GW software and hardware.

         47. SV-SCS CHANNEL CAPACITY
             The SCS shall be capable of supporting up to        *     (routine
             and memory dump SCD/NOD) on each SV-SCS primary link.

                                      *

         48. MONITOR RECEIVED DATA AND GENERATE ALARMS
             The SCS shall have the capability to monitor SCS-received data and generate alarms when out-of-tolerance (OOT) conditions or fault messages are detected.

         49. SYSTEM MASTER CLOCK
             The SCS shall have the capability to maintain the System Master Clock.

         50. MISSION CONSTELLATION CLOCK ACCURACY
             The SCS shall have the capability to maintain Constellation clocks
             to within       *

         51. SV-SCS PRIMARY DOWNLINK SCD BER
             The SCS shall be designed to operate with the SV such that the primary downlink feeder link end-to-end bit error rate (BER) will
             be no greater than       *

         52. SV-SCS SECONDARY DOWNLINK SCD BER
             The SCS shall be designed to operate with the SV such that the secondary downlink feeder link end-to-end bit error rate (BER)
             will be no greater than       *

         53. UNAUTHORIZED COMMAND ATTEMPTS
             The SCS shall have the capability to detect and report attempts to command and control, or gain access to protected system data.

         54. MINIMIZE ORBITAL DEBRIS
             The SCS shall have the capability to exercise all reasonable methods to minimize orbital debris.

         55. PHYSICAL AND COMPUTER SECURITY
             The SCS shall have the capability to implement physical and computer security procedures to ensure the security of Space System resources.





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

4.2      INTERFACES

         1.  PROVIDE SV KNOWLEDGE BOX UPDATES
             The SCS shall be capable of providing all pertinent orbit updates,
             to each SV and each GW, at least as often as every   *

         2.  GW-SCS CALL DETAIL RECORD TRANSMISSION FREQUENCY
             The SCS shall be capable of receiving abbreviated call detail
             records from each GW at least    *

         3.  EXCHANGE SCD WITH GATEWAYS
             The SCS shall have the capability to plan, format and transmit system control data to Gateways and receive system control data from Gateways.

         4.  EXCHANGE NOD WITH GATEWAYS
             The SCS shall have the capability to plan, format, and transmit network operations data to Gateways and receive network operations data from Gateways.

         5.  SATELLITE EPHEMERIS DATA FOR RADIO ASTRONOMY
             The SCS shall be capable of supplying satellite ephemeris data for all IRIDIUM satellites to registered Radio Astronomy organizations.

         6.  RADIO ASTRONOMY SCHEDULING INTERFACE
             The SCS shall be capable of receiving, recording, and acknowledging the schedules for Radio Astronomy (RA) observations in the 1610.6 to 1613.8 MHz RA band of registered RA organizations for registered RA sites.

         7.  SV-SCS LINK CAPACITY
             The SCS shall be capable of communicating with any SV using a single SV-SCS link.

         8.  TRANSPARENCY OF HANDOFFS
             SV-SCS feeder link handoff shall be accomplished without interruption of monitor and control operations.

         9.  SV-SCS PRIMARY RF LINK
             The SCS shall provide a primary RF link for line-of-sight communications with a Space Vehicle's primary communications link for the transmission of SCD and NOD.

         10. SV-SCS SECONDARY RF LINK
             The SCS shall provide a secondary RF link for line-of-sight communications with a Space Vehicle's secondary communications link for the transmission of SCD.

         11. ADJUST EIRP
             The SCS shall have the capability to adjust the EIRP on each SCS-SV uplink.

         12. MEASURE/REPORT RECEIVED POWER
             The SCS shall be capable of measuring and reporting the received power on each SV-SCS downlink.





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

         13. SCS-GW FEEDER LINK
             The SCS shall be capable of communications with each Gateway via the feeder link network.

         14. SCS-GW SECURE COMMERCIAL COMM LINK
             The SCS shall be capable of secure communications with each Gateway via commercial communication links.

         15. SCS-SPACE LAUNCH OPERATIONS INTERFACE
             The SCS shall have the capability to support a communications interface between the SCS and the Space Segment launch activity.

         16. SCS UPLINK FREQUENCY
             The SCS shall have the capability to operate SCS-SV uplinks in the band form 29,100 to 29,300 MHz.

         17. SCS DOWNLINK FREQUENCY
             The SCS shall have the capability to operate SV-SCS downlinks in the band from 19,400 to 19,600 MHz.

         18. PROVIDE TIME OFFSETS
             The SCS shall be capable of providing IRIDIUM System Time offsets from other time standards to the Gateways.

4.3      MAINTAINABILITY REQUIREMENTS

         1.  CONDUCT PM WITHOUT DEGRADING PERFORMANCE
             The SCS shall have the capability to perform preventative maintenance without degrading operational capability.

             The SCS shall have the capability of performing preventive maintenance without degrading the quality of service.

         2.  DIAGNOSTICS WITHOUT SERVICE DEGRADATION
             The SCS shall have the capability of performing diagnostic procedures without degrading the quality of service.

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IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

5.0      MILESTONES

         5.0.1 Buyer shall have the right to challenge the assertion of Seller that any milestone has been completed in accordance with the Milestone Acceptance Criteria pursuant to Paragraph E, Article 5, PAYMENT.

5.1      MILESTONE 1     MAIN MISSION ANTENNA (MMA) PRELIMINARY DESIGN REVIEW
         (PDR)

         5.1.1   MILESTONE DESCRIPTION
         An approximately two day long MMA PDR shall be conducted by the MMA seller at the seller's facilities to review the development of the MMA. Design and construction plans shall be available for review. MMA requirement compliance shall be presented. Design development data shall be provided to verify critical design decisions.

         5.1.2   MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.2      MILESTONE 2    COMMUNICATIONS MODULE (CM) PRELIMINARY DESIGN REVIEW
         (PDR)

         5.2.1   MILESTONE DESCRIPTION
         An approximately two day long CM PDR shall be conducted by the CM seller at the seller's facilities to review the development of the CM. Design and construction plans shall be available for review. CM requirement compliance shall be presented. Design development data shall be provided to verify critical design decisions.

         5.2.2   MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.3      MILESTONE 3   SPACE VEHICLE MANUFACTURING PLAN

         5.3.1   MILESTONE DESCRIPTION
         This milestone encompasses the initial release of the manufacturing plan which is a top level document defining the Space Vehicle final assembly processes and facilities; and labor, equipment and schedule requirements associated with those processes. The assembly activities will begin with a fully assembled and tested Communication Module (CM) Main Mission Antenna, bus assembly and solar arrays. Conclusion of these assembly and test activities will result in a complete Space Vehicle ready for shipment and launch. Being an "Initial Release", however, it may have many provisions which will not be completed, but, that will be completed no later than the completion of the entire Space System.

         5.3.2   MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be deemed completed when Motorola internally issues the initial release of the Space Vehicle Manufacturing Plan.

5.4      MILESTONE 4   SCS EARTH TERMINAL PRELIMINARY DESIGN REVIEW (PDR)

         5.4.1   MILESTONE DESCRIPTION
         The Seller shall conduct a Preliminary Design Review at the Seller's facility. It shall be used to determine that: "hardware, software, functional, performance, interface and design requirements are complete and consistent with the Earth Terminal section of the IRIDIUM System Control Segment Specification and applicable documents and that there is an achievable plan to design, produce and test the Earth Terminal, including all lower level assemblies and interfaces.

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IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

         5.4.2    MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.5      MILESTONE 5      SCS EARTH TERMINAL CONTROLLER PRELIMINARY DESIGN
         REVIEW (PDR)

         5.5.1   MILESTONE DESCRIPTION
         The Seller shall conduct a Preliminary Design Review at the Seller's facility. It shall be used to determine that: hardware, software, functional, performance, interface and design requirements are complete and consistent with the Earth Terminal Controller section of the IRIDIUM System Control Segment Specification and applicable documents and that there is an achievable plan to design, produce and test the Earth Terminal Controller, including all lower level assemblies and interfaces.

         5.5.2   MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.6      MILESTONE 6       SYSTEM CONTROL SEGMENT PRELIMINARY DESIGN REVIEW
         (PDR)

         5.6.1   MILESTONE DESCRIPTION
         The Seller shall conduct a Preliminary Design Review at the Seller's facility. It shall be used to determine that: hardware, software, functional, performance, interface and design requirements are complete and consistent with the IRIDIUM System Control Segment Specification and applicable documents and that there is an achievable plan to design, produce and test the System Control Segment, including all lower level assemblies and interfaces.

         5.6.2    MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and establishment by Seller of specific action items resulting from the review the milestone shall be deemed completed.

5.7      MILESTONE 7      SCS EARTH TERMINAL CRITICAL DESIGN REVIEW (CDR)

         5.7.1   MILESTONE DESCRIPTION
         An approximately two day long Critical Design Review (CDR) shall be conducted at the Seller's facilities to review the development of the SCS Earth Terminal design. Relevant design and construction plans shall be presented. Segment requirement compliance shall be presented. Design development data to verify critical design decisions shall be presented.

         5.7.2    MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.8      MILESTONE 8      SCS EARTH TERMINAL CONTROLLER CRITICAL DESIGN REVIEW
         (CDR)

         5.8.1    MILESTONE DESCRIPTION
         An approximately two day long Critical Design Review (CDR) shall be conducted at the Seller's facilities to review the development of the SCS Earth Terminal Controller design. Relevant design and construction plans shall be presented. Segment requirement compliance shall be presented. Design development data to verify critical design decisions shall be presented.

         5.8.2    MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and establishment by Seller of specific action items resulting from the review, the milestone shall be deemed completed.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

5.9      MILESTONE 9     COMMUNICATIONS MODULE (CM) CRITICAL DESIGN REVIEW
         (CDR)

         5.9.1    MILESTONE DESCRIPTION
         An approximately two day long CM CDR shall be conducted by the CM seller at the seller's facilities to review the development of the CM. Design and construction details shall be available for review. CM requirement compliance shall be presented. Design test data shall be provided to verify critical design decisions.

         5.9.2    MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting form the review this milestone shall be deemed completed.

5.10     MILESTONE 10    SYSTEM CONTROL SEGMENT CRITICAL DESIGN REVIEW (CDR)

         5.10.1    MILESTONE DESCRIPTION
         An approximately two day long Critical Design Review (CDR) shall be conducted at the Seller's facilities to review the development of the System Control Segment design. Relevant design and construction plans shall be presented. System requirement compliance shall be presented. Design development data to verify critical design decisions shall be presented.

         5.10.2    MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.11     MILESTONE 11   MAIN MISSION ANTENNA (MMA) CRITICAL DESIGN REVIEW (CDR)

         5.11.1    MILESTONE DESCRIPTION
         An approximately two day long MMA CDR shall be conducted by the MMA seller at the seller's facilities to review the development of the MMA. Design and construction Details shall be available for review. MMA requirement compliance shall be presented. Design test data shall be provided to verify critical design parameters.

         5.11.2     MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting form the review this milestone shall be deemed completed.

5.12     MILESTONE 12    SPACE SYSTEM CRITICAL DESIGN REVIEW (CDR)

         5.12.1    MILESTONE DESCRIPTION
         An approximately two day long Space System Critical Design Review
         (CDR) shall be conducted by the seller at the seller's facilities to review the development of the Space System design. Relevant design and construction plans shall be presented. Space System requirement compliance shall be presented. Design development data to verify critical design decisions shall be presented.

         5.12.2    MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting form the review this milestone shall be deemed completed.

5.13     MILESTONE 13     SATCOM CONTROL CENTER (SCC) CONSTRUCTION COMPLETE.

         5.13.1    MILESTONE DESCRIPTION
         When all the necessary building facilities and subsystems (heating, ventilation, air conditioning, power and security) are operating such that the SATCOM Control Center is ready to support the integration and test of control and communications equipment as required to operate the Space System, a formal review with the Buyer shall be held on-site.

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IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

         5.13.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.14     MILESTONE 14     SPACE VEHICLE TEST PLAN

         5.14.1     MILESTONE DESCRIPTION
         This milestone encompasses the initial release of the Space Vehicle Test Plan. Being an initial release, however, it may have many provisions which are not yet then completed (i.e. TBD), but, will ultimately be completed no later than completion of the entire Space System. The primary objective of this plan is to define the test program to be implemented by Motorola's Assembly, Integration and Test
         (AIT) organizations. The AIT program will consist of three distinct phases:
             a.      Qualification Vehicle program
             b.      Initial Production program
             c.      Production program

         This test plan provides the top level document from which the test processes will be implemented. It includes the test program from the beginning of the test program (i.e., Qualification Test Vehicle (QTV) test program) through the test program for the production space vehicles that make up the IRIDIUM constellation. Organizational responsibilities, documentation requirements, as well as the general support equipment and facilities used are identified by this test plan. Additional testing of breadboards, engineering models, structural test vehicles, etc. are not included as a part of this plan.

         5.14.2     MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be deemed completed when Motorola internally issues the initial release of the Space Vehicle Test Plan.

5.15     MILESTONE 15    SPACE SYSTEM OPERATIONS PLAN

         5.15.1    MILESTONE DESCRIPTION
         The primary objective of this plan is to describe the intended operations of the constellation within the IRIDIUM Communications System as reflected in the System Operations Concept, the System Specification, and the segment Specifications. Details on staffing and processes shall be included in the document. The document shall detail the Network and Constellation Operations.

         5.15.2     MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be deemed completed when Motorola internally releases the Network Operations Plan.

5.16     MILESTONE 16     MAIN MISSION ANTENNA QUALIFICATION MODEL TEST

         5.16.1     MILESTONE DESCRIPTION
         The MMA Qualification Model is a prototype of the MMA built to production oriented requirements and processes. The MMA Qualification Model shall be tested to qualify the MMA design and production processes for space use.

         5.16.2     MILESTONE ACCEPTANCE CRITERIA
         This milestone is complete when the testing required by the MMA integrated test plan has been performed and any specific action items established.

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IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

5.17     MILESTONE 17   SPACE VEHICLE BUS QUALIFICATION TEST COMPLETE

         5.17.1     MILESTONE DESCRIPTION
         The BM shall be tested to qualify the Bus Module Design and production processes for space use.

         5.17.2     MILESTONE ACCEPTANCE CRITERIA
         This milestone is complete when the test sequence required by the suppliers integrated test plan has been performed, and any specific action items established.

5.18     MILESTONE 18     SPACE VEHICLE QUALIFICATION MODEL ASSEMBLY COMPLETE

         5.18.1     MILESTONE DESCRIPTION
         After completion of the subsystem qualifications, the Bus Qualification, CM, and MMA Models shall be assembled for testing as an integrated SV.

         5.18.2     MILESTONE ACCEPTANCE CRITERIA
         This milestone is complete when the SV Qualification Model is ready for start of testing in accordance with the Space Vehicle Test Plan.

5.19     MILESTONE 19    SPACE SYSTEM DT&E TEST READINESS REVIEW

         5.19.1     MILESTONE DESCRIPTION
         An approximately one day long System DT&E Test Readiness Review will be conducted by SATCOM System Engineering at the Seller's facilities. This review is held to demonstrate that the documentation, test equipment and personnel are currently on hand so that formal DT&E can commence in accordance the System DT&E Test Plan.

         5.19.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.20     MILESTONE 20    SPACE VEHICLE SUPPLIER PRODUCTION READINESS REVIEWS
         (PRR'S)

         5.20.1     MILESTONE DESCRIPTION
         An approximately two day long PRR shall be conducted at Motorola or its Supplier's Facilities to review the qualification data and design details of the manufacturing process of the Bus Module, Communications Module, and Main Mission Antenna. The reviews shall establish the extent to which Motorola and its suppliers are ready for full scale production of these modules.

         5.20.2     MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review the milestone shall be deemed completed.

5.21     MILESTONE 21   SATCOM CONTROL CENTER (SCC) READY FOR OT&E TEST

         5.21.1     MILESTONE DESCRIPTION
         Upon the completion of the integration of all the hardware and software necessary for operations by the SATCOM Control Center as part of the SCC OT&E testing, a one day readiness review will be conducted. Seller shall present the results of the review to the Buyer.

         5.21.2     MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

5.22     MILESTONE 22   SPACE VEHICLE QUALIFICATION TEST/SPACE SYSTEM
         COMPLIANCE MATRIX UPDATE

         5.22.1      MILESTONE DESCRIPTION
         The SV Qualification model shall be tested as required in the SV Test Plan developed by Seller to demonstrate integrated compatibility of the Bus Module, Communications Module and MMA and SV integration processes.

         The Space System compliance matrix presented at the Space System Critical Design Review (Milestone 12) shall be updated based on lower level test data available since Milestone 12.
 .
         5.22.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be deemed complete when Seller: (1) completes the Space Vehicle Qualification Testing, and establishes specific action items; and (2) provides to the Buyer the results of the Seller's Space System compliance review update showing Seller's determination of the current status of compliance of the Space System with the key system parameters of the Statement of Work as specified in Table 5.1 of this exhibit. Compliance conclusions shall be based on a combination of demonstration, testing, or analyses as determined appropriate in Seller's sole discretion.

5.23     MILESTONE 23     TTAC WEST CONSTRUCTION COMPLETE

         5.23.1      MILESTONE DESCRIPTION
         When all the necessary building facilities subsystems (heating, ventilation, air conditioning, power and security) are operating such that the TTAC West facility is ready to support the integration and test of control and communications equipment as required to operate the IRIDIUM Communications System, a formal review with the general contractor shall be held on-site.

         5.23.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.24     MILESTONE 24    SPACE SYSTEM MULTIPLE SV DT&E TEST REPORT

         5.24.1      MILESTONE DESCRIPTION
         The objective of this milestone is to provide the test report on the Space System DT&E testing conducted in accordance with the DT&E Test Plan. This report shall contain collected and summarized data and all conclusions resulting from the various test configurations as identified in the DT&E Test Plan. Each test will be clearly identified with supporting test procedures, identified test equipment, appropriate drawings, and results attained.

         5.24.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be considered complete when the Seller internally releases the test report.

5.25     MILESTONE 25   SCC AND TTAC INTEGRATION & TEST (OT&E) COMPLETE

         5.25.1      MILESTONE DESCRIPTION
         Upon the completion of the integration and testing of all the hardware and software of the SCC required to support the very first launch, an approximately one day long Pre-Operations Readiness Review shall be conducted at the Seller's facilities to review the ability of the SATCOM Control Center and at least one of the TTAC's to support manned operations.

         5.25.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's the completion of the review and the establishment by Seller of specific action items resulting from the review, the milestone shall be deemed completed.

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IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

5.26     MILESTONE 26      SCC AND TTAC READY TO SUPPORT FIRST LAUNCH

         5.26.1      MILESTONE DESCRIPTION
         Upon the completion of the SCC operator Launch Readiness Training, an approximately one day long Launch Readiness Review shall be conducted at the Seller's facilities to review the operational status of the available TTAC's and the SCC. Compliance with Motorola's internal performance-related specification to support the very first launch shall be presented. Operator certification compliance shall also be presented.

         5.26.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and establishment by Seller of specific action items resulting from the review, this milestone shall be deemed completed.

5.27     MILESTONE 27      PRELIMINARY SATELLITE SUBSCRIBER UNIT INTERFACE
         SPECIFICATION

         5.27.1      MILESTONE DESCRIPTION
         This milestone encompasses the initial issuance of the preliminary satellite subscriber unit <voice> interface specification.

         Note: This specification will not have been validated by Seller, and therefore, may be used for planning purposes only. Seller makes no promises or guarantees either expressed or implied as to the accuracy of the information included therein.

         5.27.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be deemed complete when Seller internally issues the initial release of the satellite subscriber unit [voice] interface specification and delivers it to Buyer.

5.28     MILESTONE 28      SPACE SYSTEM OPERATIONAL TESTING AND EVALUATION
         (OT&E) TEST READINESS REVIEW

         5.28.1      MILESTONE DESCRIPTION
         An approximately one day long Space System OT&E Test Readiness Review will be conducted at the Seller's facilities. This review is held to demonstrate that planning, documentation, test equipment and personnel are currently on hand so on-orbit Space System testing can commence at the conclusion of initial launch. OT&E will include on-orbit test and evaluations conducted at the inter-segment level using network software/protocol, documentation, and personnel.

         5.28.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.29     MILESTONE 29   ATP PROCEDURES

         5.29.1      MILESTONE DESCRIPTION
         The Space System Acceptance Test Plan (ATP) procedures describe the tests, test methods and test limits in accordance with the Acceptance Plan (Exhibit C).

         5.29.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed when the ATP procedures are internally issued by Seller.

5.30     MILESTONE 30   INITIAL LAUNCH

         5.30.1      MILESTONE DESCRIPTION
         The launch of the first Space Vehicle(s)

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IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

         5.30.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed upon intentional ignition of the Launch Vehicle carrying the first Space Vehicle(s) intended for deployment as part of the constellation.

5.31     MILESTONE 31   INITIAL LAUNCH TEST DATA REPORT

         5.31.1      MILESTONE DESCRIPTION
         The objective of this milestone is to provide an initial assessment of the health and status of each of the first space vehicle(s) arriving at a parking orbit following launch. This report will contain data such as; SV telemetry runs, SV BIT data, and BER test data on the primary and secondary SV-SCS links.

         5.31.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be deemed complete when the test report is internally issued within Motorola.

5.32     MILESTONE 32   STEP I OF TABLE 3.7.1

         5.32.1      MILESTONE DESCRIPTION
         This milestone represents the coverage provided by six satellites arranged in a cluster across three planes (two satellites per plane).

         5.32.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed when Seller achieves the Space System coverage levels for this milestone as referred to in Step I of Table 3.7.1.

5.33     MILESTONE 33   FINAL TEST REPORT (INITIAL LAUNCH)

         5.33.1      MILESTONE DESCRIPTION
         The objective of this milestone is to provide the final test report on the first Space Vehicle(s) arriving at a parking orbit following launch. This report shall contain collected and summarized data and all conclusions resulting from System level tests for the various test configurations as identified in the OT&E Test Plan. Each test will be clearly identified with supporting test procedures, identified test equipment, appropriate drawings, and results attained.

         5.33.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be deemed complete when the test report is internally issued within Motorola.

5.34     MILESTONE 34   STEP II OF TABLE 3.7.1

         5.34.1      MILESTONE DESCRIPTION
         This milestone represents the coverage provided by one plane of satellites with no credit for the cluster satellites in plane two and plane three.

         5.34.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed when Seller achieves the Space System coverage levels for this milestone as referred to in Step II of Table 3.7.1.

5.35     MILESTONE 35   STEP III OF TABLE 3.7.1

         5.35.1      MILESTONE DESCRIPTION
         This milestone represents the coverage provided by two planes of satellites with no credit for the cluster satellites in the third plane.

         5.35.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed when Seller achieves the Space System coverage levels for this milestone as referred to in Step III of Table 3.7.1.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

5.36     MILESTONE 36   MCF CONSTRUCTION COMPLETE

         5.36.1      MILESTONE DESCRIPTION
         When all the necessary building facilities subsystems (heating, ventilation, air conditioning, power and security) are operating such that the MCF facility is ready to support the integration and test of control and communications equipment as required to operate the IRIDIUM Communications System, a formal review with the general contractor shall be held on-site.

         5.36.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific actions items resulting from the review this milestone shall be deemed completed.

5.37     MILESTONE 37   SATELLITE SUBSCRIBER UNIT (VOICE) INTERFACE
         SPECIFICATION COMPLETE

         5.37.1      MILESTONE DESCRIPTION
         This milestone encompasses the issuance of the Satellite Subscriber Unit (Voice) Interface Specification.

         5.37.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be deemed complete when Seller delivers to buyer the Satellite Subscriber Unit (Voice) Interface Specification and it is accepted by Buyer as provided by ARTICLE 8, Acceptance Criteria of this contract.

5.38     MILESTONE 38   SPACE NODE TEST REPORT

         5.38.1      MILESTONE DESCRIPTION
         The objective of this milestone is to provide the final test report on the space node. This report shall contain collected and summarized data and all conclusions resulting from System level tests for the various test configurations as identified in the OT&E Test Plan. Each test will be clearly identified with supporting test procedures, identified test equipment, appropriate drawings, and results attained. Subjective conclusions included or referenced in each test will be clearly identified.

         5.38.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be considered complete when the test report is internally issued within Motorola and is made available to the Buyer.

5.39     MILESTONE 38   STEP IV OF TABLE 3.7.1

         5.39.1      MILESTONE DESCRIPTION
         This milestone represents the coverage provided by three planes of satellites with one satellite "out" in an outer plane.

         5.39.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed when Seller achieves the Space System coverage levels for this milestone as referred to in Step IV of Table 3.7.1.


5.40     MILESTONE 40   BCF INTEGRATION & TEST COMPLETE

         5.40.1      MILESTONE DESCRIPTION
         Upon the completion of the integration and testing of all hardware and software of the BCF required to control the IRIDIUM Communications System, an approximately one day long Pre-Operations Readiness Review shall be conducted at the Seller's facilties to review the ability of the System Control Segment BCF to support manned operation of a fully operational Constellation. Compliance with Motorola's internal performance-related specification shall be presented.

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IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

         5.40.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review, the milestone shall be deemed completed.

5.41     MILESTONE 41   MCF INTEGRATION & TEST COMPLETE

         5.41.1      MILESTONE DESCRIPTION
         Upon the completion of the integration and testing of all the hardware and software of the MCF required to control the IRIDIUM Communications System, an approximately one day long Pre-Operations Readiness Review shall be conducted at the Seller's facilities to review the ability of the System Control Segment MCF to support manned operations of a fully operational Constellation. Compliance with Motorola's internal performance-related specification shall be presented.

         5.41.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review and the establishment by Seller of specific action items resulting from the review this milestone shall be deemed completed.

5.42     MILESTONE 42   STEP V OF TABLE 3.7.1

         5.42.1      MILESTONE DESCRIPTION
         This milestone represents the coverage provided by four planes of satellites with one satellite out in an outer plane.

         5.42.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed when Seller achieves the Space System coverage levels for this milestone as referred to in Step V of Table 3.7.1.

5.43     MILESTONE 43   BCF FULLY OPERATIONAL

         5.43.1      MILESTONE DESCRIPTION
         An approximately one day long Operations Readiness Review shall be conducted at the Seller's facilities to review the operational status of the System Control Segment's Backup Control Facility. System requirement compliance to support the operation of the IRIDIUM Communications System shall be presented. Operator certification compliance shall also be presented.

         5.43.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review, establishment by Seller of specific action items, and seller's determination that sufficient operational capability exists, milestone shall be deemed completed.

5.44     MILESTONE 44   STEP VI OF TABLE 3.7.1

         5.44.1      MILESTONE DESCRIPTION
         This milestone represents the coverage provided by five planes of satellites with one satellite out in an outer plane.

         5.44.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed when Seller achieves the Space System coverage levels for this milestone as referred to in Step VI of Table 3.7.1.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

5.45     MILESTONE 45   SCS FULLY OPERATIONAL

         5.45.1      MILESTONE DESCRIPTION
         Upon the completion of the pre-operational phase of the Master Control Facility and the remaining TTAC facility, an approximately one day long Operations Readiness Review shall be conducted at the Seller's facilities to review the operational status of the System Control Segment. System requirement compliance to support the operation of the IRIDIUM Communications System shall be presented. Operator certification compliance shall also be presented.

         5.45.2      MILESTONE ACCEPTANCE CRITERIA
         Upon Seller's completion of the review, establishment by Seller of specific action items, and seller's determination that sufficient operational capability exists, the milestone shall be deemed completed.

5.46     MILESTONE 46   STEP VII OF TABLE 3.7.1

         5.46.1      MILESTONE DESCRIPTION
         This milestone represents the coverage provided by six planes of satellites with one satellite out in an inner plane.

         5.46.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone is completed when Seller achieves the Space System coverage levels for this milestone as referred to in Step VII of Table 3.7.1.

5.47     MILESTONE 47   COMPLETION OF TEST PLAN (FOC)

         5.47.1      MILESTONE DESCRIPTION
         This milestone encompasses the completion of the final incremental testing of the Space System in accordance with the Acceptance Plan, Exhibit C.

         5.47.2      MILESTONE ACCEPTANCE CRITERIA
         This milestone shall be considered complete upon the earlier of Buyer's Acceptance of the Space System as provided by Paragraph C of
         Article 8, Acceptance Criteria, or, Seller's successful completion of the Final Acceptance Program as defined in Section 4 of the Acceptance Plan (Exhibit C) evidencing compliance of the Space System with the specific criteria of this Statement of Work listed in Table 2.2-1 of the Acceptance Plan.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

6.0      AVERAGE ACTUAL SERVICE PROVIDED

         The Seller is responsible for demonstrating the operation of the IRIDIUM Space System commencing 90 days prior to anticipated FOC or at a mutually agreed upon date. This demonstration shall consist of determining the Average Actual Service Provided (AASP) by the Space System which includes operating the System Control Segment (SCS) facilities in accordance with the Space System Operations Plan. The AASP meansurements shall be made by special test equipment provided by the Seller. The special test equipment shall provide the necessary signal formats and calibrated RF signal measurement capability.

6.1 The AASP provides two separate measures of the network performance provided to a hypothetical subscriber randomly located anywhere on the
         earth's surface assuming the      *     coverage specified in Step VII
         of Table 3.7.1 has been achieved. Inasmuch as the 90 day period for computing the AASP for purposes of this Contract will likely begin prior to Step VII of Table 3.7.1 being achieved, for purposes of computing the average AASP over the 90 day period, until Step VII of Table 3.7.1 is achieved any satellites not yet launched into their final designated orbital location in the constellation shall be treated as having been so launched and as being full operational with respect to computing the AASP factors. The AASP data and related calculations include separate calculations of factors related to the coverage provided to the subscriber by the Space System L-Band equipment as well as factors related to the Space System's capability to meet the capacity requirements of this contract. Contractor's interpretation of such data and measurements shall be conclusive for purposes of the computation of the AASP percentage under this Contract absent manifest error, gross negligence or fraud. The AASP percentages shall be computed on a quarterly basis using the following formulae:

         X = (A-B)/A

         Y = (A-C)/A

         X = Coverage factor during the evaluation period.

         Y = Capacity factor during the evaluation period.

         A = The total number of seconds in the period. This will be determined by multiplying 60 seconds per minute times 60 minutes per hour times 24 hours per day (86,400 seconds) times number of days in the period.

         B = a factor that is intended to determine the capability of the Space System to provide a L-Band link to a user within specified tolerances for the period of performance. B is calculated as described in Paragraph 6.2.





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

         C = a factor that is intended to determine the capability of the Space System to meet the specified system capacities based on the equipment downtimes of the individual space vehicle crosslinks, the space vehicle gateway/SCS links, and the space vehicle channel capacity. C is calculated as described in Paragraph 6.4.

6.2      CALCULATION OF "B" FACTOR:

         Procedure:

         1) From telemetry, built-in-test results, or periodic monitoring determine the individual space vehicle antenna beams with suspected degraded performance and the time that the degraded performance was initially detected. Each antenna beam cluster shall be monitored for degradation a minimum of once per day.

         2) Verify and quantify the extent of degradation of each antenna beam identified in step 1) using a calibrated test set. The downlink degradation shall be measured in terms of Power Flux Density (PFD) while uplink is measured in terms of Bit Error Rate (BER) for the nominal subscriber link per Table 6.2.1. The BER calculation shall be made on a frame by frame basis and averaged over an antenna beam pattern and power level. BER and PFD data will be recorded by satellite and individual beam pattern to enable AASP calculations.
         The percent degradation used in the AASP calculation for each antenna beam shall be as shown in Table 6.2.1.

         TABLE 6.2.1

         DEGRADATION LEVELS FOR USE IN CALCULATING "B"

         DOWNLINK DEGRADATION

--------------------------------------------------------------------------------
PERFORMANCE LEVEL             PFDdbW/sq meter              PERCENT DEGRADATION
--------------------------------------------------------------------------------




                                      *                                 *


     *



--------------------------------------------------------------------------------

                                             *


----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


         UPLINK DEGRADATION

--------------------------------------------------------------------------------
PERFORMANCE LEVEL                  EIRP DBW                PERCENT DEGRADATION
--------------------------------------------------------------------------------




                                      *                             *

        *




--------------------------------------------------------------------------------




                                       *


         3) The degradation percentage for each individual antenna beam is determined by averaging the uplink and downlink degradation percentages.

         4)  Using an astro-dynamics orbital model calculate the number of
         seconds that a hypothetical user at       *     degrees latitude is
         covered by each degraded antenna beam. The individual antenna beam coverage patterns to be used in this calculation shall be defined in the model defined by Seller and presented at the Space System Critical Design Review. The resulting coverage seconds for each degraded antenna beam shall be determined by a weighted average of the resulting data points. The weighted average shall be calculated using the equation shown below.


                                       *

         (Note: If the system operator has adjacent beams available to partially cover the degraded coverage area and reconfigures the system accordingly this will reduce the degrade coverage seconds beginning at the time the reconfiguration takes place.)

         5) Each of the coverage seconds for each antenna beam in the constellation are then summed together weighted by the percentage degradations calculated in step 3) to determine the total degraded coverage seconds to be used in the calculation of the coverage factor
         (X). The degraded coverage seconds calculated in this step are equal to "B".


----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work

6.3      MINIMUM COVERAGE FACTOR

         The system shall meet a minimum coverage factor (X) of      *      as
         calculated in accordance with paragraphs 6.0 - 6.6 of the Statement of Work, during the 90 days prior to the scheduled FOC date.

6.4      CALCULATION OF "C" FACTOR:

         1) Channel Capacity Degradation: Using a model defined by Seller and presented at the Space System Critical Design Review calculate the capability of each of the antenna beams on each space vehicle in the operational constellation to support the Capacity per Beam Traffic Channel Pattern specified in SOW Paragraph 3.3-2. (The Space System
         shall provide a maximum of   *  concurrent L-Band full duplex traffic
         channels in a single beam pattern.) This calculation shall be performed upon the detection of any failures that affect the capability to support the specified capacity. The failures that affect individual space vehicle antenna beam capacity include switching failures, modem failures, processor failures, etc. A complete listing of the applicable failures, method of detection, and model description will be provided at the Space Segment Critical design review. Calculate the percentage degradation to be used in the capacity factor (Y) calculations for each antenna beam based on the calculated traffic channel subscriber capacity per beam as shown in Table 6.3-1.

         TABLE 6.3-1

         TRAFFIC CHANNEL CAPACITY PER BEAM DEGRADATION PERCENTAGES

--------------------------------------------------------------------------------
VOICE SUBSCRIBER CAPACITY                           DEGRADATION PERCENTAGE USED
       PER BEAM                                          IN AASP CALCULATION
--------------------------------------------------------------------------------









          *                                                       *








--------------------------------------------------------------------------------


----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


         2)  Using an astro-dynamics orbital model calculate the number of
         seconds that a hypothetical user at         *           degrees
         latitude is covered by each antenna beam with degraded capacity.
         The individual antenna beam coverage patterns to be used in this calculation shall be defined in the model defined by Seller and presented at the Space System Critical Design Review. The resulting coverage seconds for each degraded antenna beam shall be determined by a weighted average of the resulting data points. The weighted average shall be calculated using the equation shown below.


                                       *


         (Note: If the system operator has adjacent beams available to partially cover the degraded coverage area and reconfigures the system accordingly this will reduce the degraded coverage seconds beginning at the time the reconfiguration takes place.)

         3) Each of the coverage seconds for each antenna beam in the constellation are then summed together weighted by the percentage degradations calculated in step 1) to determine the total degraded coverage to be used in the calculation of the capacity factor (Y).
         The degraded coverage seconds for each antenna beam cannot exceed 100% of the total coverage seconds for that beam. For example if the beam has totally failed the coverage as calculated in Paragraph 6.2, no additional degradation is taken for beam capacity for that beam.

         4) Crosslink Degradation: Identify critical failures in the space vehicle crosslink subsystems and the time duration of the critical failure. (Note: a critical failure is one that causes the associated crosslink to become non-operational) Calculate the percentage degradation for each space vehicle based on the percentages shown in Table 6.3-2.





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


         TABLE 6.3-2

         CROSSLINK DEGRADATION PERCENTAGES

----------------------------------------------------------------------------------------
                      NO. OF IN-PLANE         NO. OF CROSS-PLANE              PERCENT
SV PLANE            CROSSLINK FAILURES        CROSSLINK FAILURES           DEGRADATION
----------------------------------------------------------------------------------------






  *                          *                        *                         *






----------------------------------------------------------------------------------------





5) Space Vehicle to SCS/Gateway Link Degradation: Identify critical failures in the space vehicle gateway subsystems and the time duration of the critical failure. (Note: a critical failure is one that causes the associated Gateway/SCS link to become non-operational) Calculate the percentage degradation for each space vehicle based on the percentages shown in Table 6.3-3.

TABLE 6.3-3

SV GATEWAY ANTENNA DEGRADATION PERCENTAGES

-----------------------------------------------------------------------
NO. OF SV GATEWAY                                 PERCENT DEGRADATION
ANTENNA FAILURES
-----------------------------------------------------------------------



        *                                                  *



-----------------------------------------------------------------------



6) Total SV K-Band Link Degradation: For each space vehicle the percent total degradation for crosslinks and Gateway/SCS failures will then be calculated by summing the individual degradations determined in steps 4) and 5). If the sum exceeds 100%, it will be deemed to be 100%.



----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


7)  Using an astro-dynamics orbital model calculate the number of seconds that
a hypothetical user at        *           degrees latitude is covered by each
space vehicle with failed K-Band links. The individual space vehicle coverage patterns to be used in this calculation shall be defined in the model presented by Seller at the Space System Critical Design Review. The resulting coverage seconds for each degraded space vehicle shall be determined by a weighted average of the resulting data points. The weighted average shall be calculated using the equation shown below.


                                       *


(Note: If the system operator has adjacent beams available to partially cover the degraded coverage area and reconfigures the system accordingly this will reduce the degraded coverage seconds beginning at the time the reconfiguration takes place.)

8) Each of the coverage seconds for each degraded space vehicle are then summed together weighted by the percentage degradations calculated in step 6) to determined the total degraded coverage seconds for K-Band link failures to e used in the calculation of the capacity factor (Y).

9) The total degraded coverage seconds is the sum of the degraded coverage seconds calculated in steps 3) and 8). The degraded coverage seconds calculated in this step are equal to "C".

6.5      MINIMUM CAPACITY FACTOR

         The system shall meet a minimum Capacity Factor (Y) of    *     as
         calculated in accordance with paragraphs 6.0 - 6.6 of the Statement of
         Work, during the    *     prior to the scheduled FOC date.

6.6 The following examples illustrate the application of the formulas in this section to five (5) hypothetical factual situations.

         6.6.1  Example 1 (AASP Coverage Factor Example)



         *



         6.6.2  Example 2 (AASP Coverage Factor Example)





         *





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work


         *


         6.6.3  Example 3 (AASP Coverage Factor Example)


         *



         6.6.4  Example (AASP Capacity Factor Example)



         *



         6.6.5  Example (AASP Coverage and Capacity Factors Example)



         *





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work











                                       *





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT B
                               Statement of Work





                                       *





7.0          DOCUMENTATION CONTROL

             The seller shall develop a documentation control system to maintain control of all final design documents to allow the orderly development of the IRIDIUM Communications System. Documents contained within the seller's document control system shall be available for review by the buyer upon reasonable notice and on a non-interference basis.





----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

IRIDIUM Space System Contract
                                   EXHIBIT C
                               ACCEPTANCE PLAN


1.0      INTRODUCTION

         This exhibit details the final Acceptance Test program that is intended to be the basis for the IRIDIUM(R) Space System acceptance. The final acceptance test program consists of a test and analysis program that includes simulations, analyses, and developmental test activities. The final acceptance test program will make use of an orbit self-test diagnostics and Space Segment and System Control Segment lower level test results to confirm operation of all elements of the Space System. See Exhibit B, Statement of Work, for the glossary of terms used in this document. Seller's interpretation of the testing, analyses, inspection and demonstrations conducted by Seller shall be conclusive for purposes of determining compliance with the specified provisions of the Statement of Work absent manifest error, gross negligence or fraud.

2.0      ACCEPTANCE PROGRAM OVERVIEW

         2.1 Test Philosophy

             Final acceptance testing of the Space System will take place incrementally. Testing will begin when the Backup Control Facility, two associated TTAC Facilities and a partial constellation are available. Acceptance testing will be performed and analysis completed to verify that the System Control Facilities and space vehicles operate as designed and as previously documented by other testing. As new Space Vehicles are inserted in the Constellation they will be tested to verify their performance before entering an operational state in the constellation. All acceptance testing will be performed utilizing operational Space System hardware and software and gateway and subscriber unit simulators.

             The acceptance of the Master Control Facility and the remaining TTAC Facility shall be accomplished by employing the Master Control Facility and the remaining TTAC Facility during the incremental acceptance of one of the Space Vehicles.

             During the quarter preceding FOC the data required to support the calculation of the Average Actual Service Provided (AASP) will be accumulated for presentation as part of the IRIDIUM Space System Acceptance report at FOC.

         2.2 Verification Matrix

             A verification matrix listing each SOW requirement and the method of verification is included as Table 2.2-1.

             The methods of verification include:

                     A - Analysis
                     T - Test
                     D - Demonstration
                     I - Inspection

             A definition of each method of verification is included in the glossary of terms, section 2.2 of the SOW.

IRIDIUM Space System Contract
                                   EXHIBIT C
                                ACCEPTANCE PLAN


                Table 2.2.1 Acceptance Plan Verification Matrix

-----------------------------------------------------------------------------------------------------------
SOW                                                                              TEST
PARA.                                                               VERIF.        PLAN
NO.                          REQUIREMENT TITLE                      METHOD       PARA.          COMMENTS
-----------------------------------------------------------------------------------------------------------

         --------------------------------------------------------
                      3.0 CONSTELLATION REQUIREMENTS
         --------------------------------------------------------
          3.1 CONSTELLATION CONFIGURATION
-----------------------------------------------------------------------------------------------------------
3.1-1     PROVIDE CONTINUOUS COVERAGE                             A           5.16.3
-----------------------------------------------------------------------------------------------------------
3.1-2     ANTENNA BEAMS                                           A           5.16.2      Based on SV Data
-----------------------------------------------------------------------------------------------------------
3.1-3     NUMBER OF INDEPENDENT LINKS PER SV                      A           5.16.1      Based on SV Data
-----------------------------------------------------------------------------------------------------------
3.1-4     CONSTELLATION-SCS MINIMUM ELEVATION ANGLES              D           5.10        One time only
-----------------------------------------------------------------------------------------------------------
3.1-5     SIMULTANEOUS OPERATION OF FEEDER LINKS                  D           5.16.1      Based on SV Data
-----------------------------------------------------------------------------------------------------------
3.1-6     CROSSLINK COMMUNICATIONS                                D           5.9
-----------------------------------------------------------------------------------------------------------
3.1-7     CROSSPLANE CROSSLINK OPERATIONAL LIMITATIONS            D           5.9


         --------------------------------------------------------
                      3.2 COMMUNICATIONS REQUIREMENTS
-----------------------------------------------------------------------------------------------------------
 3.2-1    CONSTELLATION-ISU RF LINK FOR MD AND MCD                D           5.12.1
-----------------------------------------------------------------------------------------------------------
 3.2-2    CONSTELLATION SUBSCRIBER UPLINK FREQUENCY               D           5.12.1
-----------------------------------------------------------------------------------------------------------
 3.2-3    CONSTELLATION SUBSCRIBER DOWNLINK FREQUENCY             D           5.12.1
-----------------------------------------------------------------------------------------------------------
 3.2-4    VOICE/DATA TRAFFIC CHANNEL BURST POWER FLUX             A           5.5
          DENSITY
-----------------------------------------------------------------------------------------------------------
 3.2.4A   DOWNLINK VOICE/DATA TRAFFIC CHANNEL MAXIMUM             D           5.5
          BER
-----------------------------------------------------------------------------------------------------------
 3.2-5    VOICE/DATA/ACQUISITION CHANNEL UPLINK C/N               A           5.5
-----------------------------------------------------------------------------------------------------------
 3.2.5A   UPLINK VOICE/DATA TRAFFIC CHANNEL MAXIMUM BER           D           5.5
-----------------------------------------------------------------------------------------------------------
 3.2-6    PAGING CHANNEL BURST POWER FLUX DENSITY                 A           5.5
-----------------------------------------------------------------------------------------------------------
 3.2.6A   PAGING CHANNEL MAXIMUM BER                              D           5.5
-----------------------------------------------------------------------------------------------------------
 3.2-7    RING ALERT CHANNEL BURST POWER FLUX DENSITY             A           5.5
-----------------------------------------------------------------------------------------------------------
 3.2.7A   RING ALERT CHANNEL MAXIMUM BER                          D           5.5
-----------------------------------------------------------------------------------------------------------
 3.2-8    SUBSCRIBER LINK POWER CONTROL                           D           5.5
-----------------------------------------------------------------------------------------------------------
 3.2-9    GEOLOCATION TIMELINESS/ACCURACY                         A           5.11
-----------------------------------------------------------------------------------------------------------
 3.2-10   SV-SV LINK FREQUENCY                                    D           5.12.2
-----------------------------------------------------------------------------------------------------------
 3.2-11   CONSTELLATION-GW RF LINK                                D           5.12.2
-----------------------------------------------------------------------------------------------------------
 3.2-12   CONSTELLATION-SCS RF LINKS                              D           5.12.2
-----------------------------------------------------------------------------------------------------------
 3.2-13   PROVIDE SECONDARY COMM SYSTEM                           D           5. 2
-----------------------------------------------------------------------------------------------------------
 3.2-14   UPLINK FREQUENCY                                        D           5.12.2
-----------------------------------------------------------------------------------------------------------
 3.2-15   DOWNLINK FREQUENCY                                      D           5.12.2
-----------------------------------------------------------------------------------------------------------
 3.2-16   FEEDER LINK POWER CONTROL                               D           5.12.2
-----------------------------------------------------------------------------------------------------------


         --------------------------------------------------------
                               3.3  CAPACITY
-----------------------------------------------------------------------------------------------------------
 3.3-1    PAGING CAPACITY                                         A           5.16.1      Based on SV Data
-----------------------------------------------------------------------------------------------------------
 3.3-2    VOICE SUBSCRIBER CAPACITY PER BEAM PATTERN              A           5.16.1      Based on SV Data
-----------------------------------------------------------------------------------------------------------
 3.3-3    PEAK CAPACITY PER ANTENNA BEAM CLUSTER                  A           5.16.1      Based on SV Data
-----------------------------------------------------------------------------------------------------------
 3.3-4    PEAK SUBSCRIBER LINK CAPACITY PER SV                    A           5.16.1      Based on SV Data
-----------------------------------------------------------------------------------------------------------
 3.3-5    AVERAGE SUBSCRIBER LINK TRAFFIC LOAD PER SV             A           5.16.1      Based on SV Data
          PER ORBIT
-----------------------------------------------------------------------------------------------------------
 3.3-6    CONSTELLATION-GATEWAY CAPACITY                          D           5.10
-----------------------------------------------------------------------------------------------------------


         --------------------------------------------------------
                         3.4 CONSTELLATION CONTROL
-----------------------------------------------------------------------------------------------------------
 3.4-1    UNAUTHORIZED COMMAND ATTEMPTS                           D           5.13
-----------------------------------------------------------------------------------------------------------
 3.4-2    MONITOR MISSION CRITICAL PARAMETERS                     D           5.2
-----------------------------------------------------------------------------------------------------------
 3.4-3    FAULT RESPONSES                                         D           5.2
-----------------------------------------------------------------------------------------------------------
 3.4-4    RECONFIGURATION DUE TO NODE/LINK FAILURE                D           5.13
-----------------------------------------------------------------------------------------------------------
 3.4-5    CONDUCT PM WITHOUT DEGRADING PERFORMANCE                A
-----------------------------------------------------------------------------------------------------------
 3.4-6    PROCESS COMMANDS BY TYPE                                D           5.2
-----------------------------------------------------------------------------------------------------------

IRIDIUM Space System Contract
                                   EXHIBIT C
                                ACCEPTANCE PLAN

                Table 2.2.1 Acceptance Plan Verification Matrix

-----------------------------------------------------------------------------------------------------------
SOW                                                                              TEST
PARA.                                                               VERIF.        PLAN
NO.                          REQUIREMENT TITLE                      METHOD       PARA.          COMMENTS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
3.4-7    SV COMMAND AUTHENTICATION                               D           5.13
-----------------------------------------------------------------------------------------------------------
3.4-8    UPLINK AND LOAD SOFTWARE UPON COMMAND                   D           5.13
-----------------------------------------------------------------------------------------------------------
3.4-9    ROUTE TELEMETRY TO THE SCS                              D           5.1
-----------------------------------------------------------------------------------------------------------
3.4-10   RESPOND TO SCS COMMANDS FOR SPECIFIC DATA               D           5.2
-----------------------------------------------------------------------------------------------------------
3.4-11   REPORT FAILED COMMAND ATTEMPTS TO SCS                   D           5.2
-----------------------------------------------------------------------------------------------------------
3.4-12   RECEIVE COMMANDS FROM SCS                               D           5.2
-----------------------------------------------------------------------------------------------------------
3.4-13   MESSAGE ROUTING                                         D                       Demo during other
                                                                                         testing
-----------------------------------------------------------------------------------------------------------
3.4-14   SV DE-BOOST                                             A           5.3
-----------------------------------------------------------------------------------------------------------
3.4-15   SAFE MODE                                               D           5.2
-----------------------------------------------------------------------------------------------------------


         --------------------------------------------------------
                      3.5 CONSTELLATION OPERATIONS
-----------------------------------------------------------------------------------------------------------
3.5-1    GEOGRAPHIC BASED SERVICE RESTRICTIONS                   D           5.11
-----------------------------------------------------------------------------------------------------------
3.5-2    PROCESS CHANNEL REQUEST                                 D           5.16.1
-----------------------------------------------------------------------------------------------------------
3.5-3    HANDOFF BETWEEN ANTENNA BEAMS                           D           5.8
-----------------------------------------------------------------------------------------------------------
3.5-4    CONSTELLATION CONTRIBUTION TO REGISTRATION              T           5.7
          ACTIVITY
-----------------------------------------------------------------------------------------------------------
3.5-5    CONSTELLATION DELAY FOR CALL SETUP                      A           5.7
-----------------------------------------------------------------------------------------------------------
3.5-6    TOTAL SV DELAY FOR VOICE COMMUNICATIONS                 A           5.6
-----------------------------------------------------------------------------------------------------------
3.5-7    PROVIDE EIGHT LEVELS OF PRECEDENCE                      D           5.7
-----------------------------------------------------------------------------------------------------------
3.5-8    CALL IMAGE DATA TO GW                                   D           5.8
-----------------------------------------------------------------------------------------------------------

         --------------------------------------------------------
                     3.6 ENVIRONMENTAL REQUIREMENTS
-----------------------------------------------------------------------------------------------------------
3.6-1    AVOID INTERFERENCE WITH OTHER SYSTEMS                   A
-----------------------------------------------------------------------------------------------------------
3.6-2    ORBITAL DEBRIS                                          A
-----------------------------------------------------------------------------------------------------------

         --------------------------------------------------------
                        3.7 COVERAGE REQUIREMENTS
-----------------------------------------------------------------------------------------------------------
3.7-1    EARLY CONSTELLATION COVERAGE                            A           5.16.3      Based on SV Data
-----------------------------------------------------------------------------------------------------------

         --------------------------------------------------------
                          4.0 SCS REQUIREMENTS
         --------------------------------------------------------
         4.1 MONITOR AND CONTROL REQUIREMENTS
-----------------------------------------------------------------------------------------------------------
4.1-1    MAINTAIN CONSTELLATION FAULT RESPONSE CRITERIA          D           5.1
-----------------------------------------------------------------------------------------------------------
4.1-2    REQUEST DIAGNOSTICS                                     D           5.2
-----------------------------------------------------------------------------------------------------------
4.1-3    PROCESS TELEMETRY                                       D           5.1
-----------------------------------------------------------------------------------------------------------
4.1-4    GENERATE CONSTELLATION COMMANDS                         D           5.2
-----------------------------------------------------------------------------------------------------------
4.1-5    AUTHENTICATION COMMAND COUNT                            D           5.2
-----------------------------------------------------------------------------------------------------------
4.1-6    GENERATE SINGLE OR STACKED COMMANDS                     D           5.2
-----------------------------------------------------------------------------------------------------------
4.1-7    COMMAND DESIGNATION                                     D           5.2
-----------------------------------------------------------------------------------------------------------
4.1-8    GENERATE EPHEMERIS FOR SYSTEM OPS                       D           5.3
-----------------------------------------------------------------------------------------------------------
4.1-9    ORBIT DETERMINATION                                     D           5.3
-----------------------------------------------------------------------------------------------------------
4.1-10   KNOWLEDGE BOX                                           D           5.3
-----------------------------------------------------------------------------------------------------------
4.1-11   PLAN MANUEVERS AND GENERATE COMMANDS                    D           5.3
-----------------------------------------------------------------------------------------------------------
4.1-12   CONTROL BOX                                             D           5.3
-----------------------------------------------------------------------------------------------------------
4.1-13   SPARED SV CLOCK ACCURACY                                A
-----------------------------------------------------------------------------------------------------------
4.1-14   GENERATE DTOA VALUES                                    D           5.4
-----------------------------------------------------------------------------------------------------------
4.1-15   COMMANDS TO MAINTAIN PARKING ORBIT                      D           5.3
-----------------------------------------------------------------------------------------------------------
4.1-16   MANAGE CONSTELLATION POWER                              D           5.2
-----------------------------------------------------------------------------------------------------------
4.1-17   PREDICT CONSTELLATION THERMAL CONDITIONS                D           5.1
-----------------------------------------------------------------------------------------------------------
4.1-18   COMMAND SV TO ORBIT                                     D           5.3
-----------------------------------------------------------------------------------------------------------

IRIDIUM Space System Contract
                                   EXHIBIT C
                                ACCEPTANCE PLAN

                Table 2.2.1 Acceptance Plan Verification Matrix

-----------------------------------------------------------------------------------------------------------
SOW                                                                              TEST
PARA.                                                               VERIF.        PLAN
NO.                          REQUIREMENT TITLE                      METHOD       PARA.          COMMENTS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
4.1-19   PERFORM ON ORBIT TESTING                                D           5.2
-----------------------------------------------------------------------------------------------------------
4.1-20   LOCATE SV IN ANOMALOUS OR UNKNOWN ORBITS                A
-----------------------------------------------------------------------------------------------------------
4.1-21   MANAGE  LAUNCH PLANS & SCHEDULES                        D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-22   DETECT NODE/LINK FAILURES                               D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-23   ESTABLISH ALT ROUTES                                    D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-24   SET MAX NUMBER OF CROSSLINKS TRAVERSED                  D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-25   CONTROL ANTENNA BEAM ACTIVATION                         D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-26   CONTROL OF OPERATIONAL ELEMENTS                         D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-27   RECONFIGURATION DUE TO MULTIPLE FAILURES                D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-28   MANAGE  PSTN PHONE NUMBER TO GW MAP                     D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-29   MANAGE  PHONE NUMBER TO GW MAP                          D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-30   ASSIGN CALL SETUP RESPONSIBILITIES                      D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-31   REASSIGN CALL SETUP SERVICE AREAS                       D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-32   MULTIPLE GW FAILURES                                    A
-----------------------------------------------------------------------------------------------------------
4.1-33   UPDATE PHONE NUMBER MAP                                 A
-----------------------------------------------------------------------------------------------------------
4.1-34   MAP UPDATE FOR MULTIPLE FAILURES                        A
-----------------------------------------------------------------------------------------------------------
4.1-35   SCHEDULE FEEDER LINKS                                   A
-----------------------------------------------------------------------------------------------------------
4.1-36   MANAGE SV DATA                                          A           5.13
-----------------------------------------------------------------------------------------------------------
4.1-37   PROVIDE CAPABILITY TO TEST ALL LINKS                    D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-38   MASTER SERVICE DENIAL LIST                              D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-39   MANAGE SERVICE RESTRICTIONS                             D           5.11
-----------------------------------------------------------------------------------------------------------
4.1-40   MAINTAIN GW FAULT RESPONSE CRITERIA                     D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-41   REQUEST GW DIAGNOSTICS                                  A
-----------------------------------------------------------------------------------------------------------
4.1-42   MONITOR SCS CRITICAL PARAMETERS                         D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-43   EXECUTE FAULT RESPONSES                                 D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-44   AVOID INTERFERENCE WITH OTHER SYSTEMS                   A
-----------------------------------------------------------------------------------------------------------
4.1-45   GRACEFUL DEGRADATION                                    A
-----------------------------------------------------------------------------------------------------------
4.1-46   MANAGE SOFTWARE/HARDWARE CONFIGURATION                  D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-47   SV-SCS CHANNEL CAPACITY                                 D           5.10
-----------------------------------------------------------------------------------------------------------
4.1-48   MONITOR RECEIVED DATA AND GENERATE ALARMS               D           5.1
-----------------------------------------------------------------------------------------------------------
4.1-49   SYSTEM MASTER CLOCK                                     D           5.4
-----------------------------------------------------------------------------------------------------------
4.1-50   MISSION CONSTELLATION CLOCK ACCURACY                    D           5.4
-----------------------------------------------------------------------------------------------------------
4.1-51   SV-SCS PRIMARY DOWNLINK SCD BER                         A           5.10
-----------------------------------------------------------------------------------------------------------
4.1-52   SV-SCS SECONDARY DOWNLINK SCD BER                       A           5.10
-----------------------------------------------------------------------------------------------------------
4.1-53   UNAUTHORIZED COMMAND ATTEMPTS                           D           5.13
-----------------------------------------------------------------------------------------------------------
4.1-54   MINIMIZE ORBITAL DEBRIS                                 A
-----------------------------------------------------------------------------------------------------------
4.1-55   PHYSICAL AND COMPUTER SECURITY                          D           5.13
-----------------------------------------------------------------------------------------------------------

         --------------------------------------------------------
                             4.2 INTERFACES
-----------------------------------------------------------------------------------------------------------
4.2-1    PROVIDE SV KNOWLEDGE BOX UPDATES                        D           5.3
-----------------------------------------------------------------------------------------------------------
4.2-2    GW-SCS CALL DETAIL RECORD TRANSMISSION FREQUENCY        D           5.13
-----------------------------------------------------------------------------------------------------------
4.2-3    EXCHANGE SCD WITH GATEWAYS                              D                       Demonstrate at SCS
                                                                                          level
-----------------------------------------------------------------------------------------------------------
4.2-4    EXCHANGE NOD WITH GATEWAYS                              D                       Demonstrate at SCS
                                                                                          level
-----------------------------------------------------------------------------------------------------------
4.2-5    SATELLITE EPHEMERIS DATA FOR RA                         A
-----------------------------------------------------------------------------------------------------------
4.2-6    RADIO ASTRONOMY SCHEDULING INTERFACE                    A
-----------------------------------------------------------------------------------------------------------
4.2-7    SV-SCS LINK CAPACITY                                    D           5.2
-----------------------------------------------------------------------------------------------------------
4.2-8    TRANSPARENCY OF HANDOFFS                                D           5.8
-----------------------------------------------------------------------------------------------------------
4.2-9    SV-SCS PRIMARY RF LINK                                  D           5.2
-----------------------------------------------------------------------------------------------------------
4.2-10   SV-SCS SECONDARY RF LINK                                D           5.2
-----------------------------------------------------------------------------------------------------------
4.2-11   ADJUST EIRP                                             D                       Demonstrate at SCS
                                                                                          level
-----------------------------------------------------------------------------------------------------------

IRIDIUM Space System Contract
                                   EXHIBIT C
                                ACCEPTANCE PLAN

                Table 2.2.1 Acceptance Plan Verification Matrix

-----------------------------------------------------------------------------------------------------------
SOW                                                                              TEST
PARA.                                                               VERIF.        PLAN
NO.                          REQUIREMENT TITLE                      METHOD       PARA.          COMMENTS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
4.2-12   MEASURE/REPORT RECEIVED POWER                           D           5.2
-----------------------------------------------------------------------------------------------------------
4.2-13   SCS-GW FEEDER LINK                                      D           5.13
-----------------------------------------------------------------------------------------------------------
4.2-14   SCS-GW SECURE COMMERCIAL COMM LINK                      D                       Demonstrate at SCS
                                                                                          level
-----------------------------------------------------------------------------------------------------------
4.2-15   SCS-SPACE LAUNCH OPERATIONS INTERFACE                   D                       Pre-Launch Tests
-----------------------------------------------------------------------------------------------------------
4.2-16   SCS UPLINK FREQUENCY                                    D           5.12.2
-----------------------------------------------------------------------------------------------------------
4.2-17   SCS DOWNLINK FREQUENCY                                  D           5.12.2
-----------------------------------------------------------------------------------------------------------
4.2-18   PROVIDE TIME OFFSETS                                    D           5.13
-----------------------------------------------------------------------------------------------------------

         --------------------------------------------------------
         4.3 MAINTAINABILITY REQUIREMENTS
-----------------------------------------------------------------------------------------------------------
4.3-1    CONDUCT PM WITHOUT DEGRADING PERFORMANCE                A
-----------------------------------------------------------------------------------------------------------
4.3-2    DIAGNOSTICS WITHOUT SERVICE DEGRADATION                 A
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
6.1      AVERAGE ACTUAL SERVICE PROVIDED                         A           4.0
-----------------------------------------------------------------------------------------------------------





         2.3 Test Failures/Retest Philosophy

             Any of the Acceptance tests or demonstrations that do not meet the specified requirements will be formally documented as a test discrepancy. On the occurrence of a test discrepancy the testing will proceed in parallel with an investigation to determine the probable cause and the planned disposition.

             Failed space vehicles identified during the initial phases of the Acceptance program will be de-orbited only if they meet the Seller defined de-orbit criteria. Replacement of space vehicles during the final phase of the Acceptance program will be as determined by Seller as required to meet the AASP criteria defined in SOW Paragraph 6.0.

             Failures due to design deficiencies may require redesign of the affected hardware or software or a formally negotiated change to the applicable SOW requirement. Retest of any redesigned hardware or software shall be limited to a retest of the portion of the original procedure that failed and any portion that was affected by the changes made to the hardware or software.

IRIDIUM Space System Contract
                                   EXHIBIT C
                                ACCEPTANCE PLAN


3.0      ACCEPTANCE PROGRAM PHASE DESCRIPTIONS

         3.1 Space Node

             The first phase of the Acceptance Program will encompass the testing associated with a Space Node. A Space Node configuration consists of one Space Vehicle capable of utilizing its forward and backward crosslinks, and that same Space Vehicle capable of utilizing its plane to plane crosslink with other Space Vehicles. The types of Acceptance tests to be run to test Space Node are shown in Table 3.1-1.

                                 Table 3.1-1
             Acceptance Tests to be Performed at Each Test Phase


                                         -------------------------------------------------
                                                           Test Phase
------------------------------------------------------------------------------------------
Test Plan            Test Type             Segment Test   Space Node     Incremental
Para. No.                                                                Acceptance
------------------------------------------------------------------------------------------
   5.1        Telemetry Processing                             X              X
   5.2        Command and Control                              X              X
   5.3        Flight Dynamics                                  X              X
   5.4        System Synchronization                           X
   5.5        L-Band Characteristics                           X              X
   5.6        Time Delay                                       X              X
   5.7        Call Setup                                       X              X
   5.8        Handoffs                                         X
   5.9        SV Crosslink                                     X
   5.10       Feeder Links                                     X              X
   5.11       Geolocation                                      X
   5.12       Frequency of Operation                           X              X
   5.13       System Operations                                X
   5.15       Interface Compatibility                          X
   5.16       Lower Level Test Data Rqmnts      X
------------------------------------------------------------------------------------------

             More detailed discussions on each of these test types is included in Section 5.0.

             Additional space vehicles or SCS facilities added after the completion of Space Node testing will undergo the incremental acceptance testing as defined in paragraph 3.2 below. Space System tests shall be limited to those necessary to constitute Space Vehicle acceptance and shall not retest existing Space Vehicles in the network directly.

         3.2 Incremental Acceptance

             Incremental Acceptance testing refers to intersegment testing that will be conducted when additional space vehicles or SCS facilities (Master Control Facility (MCF), TTAC West) are integrated into the Space System after the completion of the Space Node testing. The types of tests to be run during Incremental Acceptance are shown in Table 3.1-1. More detailed

IRIDIUM Space System Contract
                                   EXHIBIT C
                                ACCEPTANCE PLAN

             discussions on each of these test types is included in Section
             5.0. Acceptance of the Master Control Facility and remaining TTAC Facility shall occur upon the successful addition of any Space Vehicle to the Constellation using the Master Control Facility and remaining TTAC Facility for control of the network and constellation during any such Space Vehicle incremental acceptance Tests.

4.0      ACCEPTANCE COMPLETION

         Completion of milestone 47 and acceptance of the Space System occurs on the date of Seller's successful completion of all tests required in paragraphs 3.1 and 3.2 of this exhibit demonstrating compliance with the specific listed criteria of the Statement of Work, the completion of a coverage analysis that verifies the coverages listed as step VII of Table 3.7.1 of the SOW, and calculation of the Average Actual Service Provided (AASP) coverage and capacity factors of at least * for a ninety (90) day period preceding such date. The calculation of the AASP is as described in Section 6.0 of the Statement of Work. The Acceptance Completion will include the preparation of an IRIDIUM Space System Acceptance report. The IRIDIUM Space System Acceptance report shall contain collected and summarized data that has been compared to the functional requirements. The report will also include the results from network analyses and other conclusions resulting from this acceptance testing.

5.0 DEFINITION OF TEST TYPES - The specific procedures to be employed in the conducting of these tests shall be specified in the ATP procedures to be developed by Seller.

         5.1 Telemetry Processing

             During this test the control facility will be operating in primarily a passive role where it's primary function is to receive and process the critical constellation telemetry data. The digital telemetry data collected will be compared to maximum and minimum limits. Time elapsed graphics will also be available for display.

         5.2 Command and Control

             The Command and Control test will be executed on all Space Vehicles. During this test the control facility will exercise a Seller defined set of remote commands, beginning with the least critical ones and verify the correct execution. During this test selected Built-in-Test routines will be executed by the Space Vehicle and the results reviewed at the control facility. Commands supporting the safe mode operation will also be exercised.

         5.3 Flight Dynamics

             The purpose of this test will be to demonstrate the capability to determine the satellite position and perform any necessary station keeping maneuvers. During this test periodic ranging measurements will be made

----------------------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.



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             and the data will be recorded in the control center.  After sufficient data has been collected such that an accurate estimate of the orbit can be made the next orbital maneuver will be planned and executed. The space vehicle response will then be analyzed to ensure the result is within the expected limits.

         5.4 System Synchronization

             System Synchronization shall be verified by collecting DTOA and range precorrection values for both ends of the feeder link.

         5.5 L-Band Characteristics

             L-band IRIDIUM Subscriber Unit interface characteristics shall be verified by test of a single channel for a minimum of six cells within each Space Vehicle of the constellation. L-Band paging interface characteristics shall be verified by testing of each Space Vehicle of the Constellation. The testing shall be performed by initiating voice and paging activities using the subscriber and gateway simulators and measuring the power spectral density and BER of the paging, ring-alert, and voice channel downlinks using a calibrated test set with a directional tracking antenna. The testing will also include measurements of the L-Band uplink BER for fixed values of EIRP consistent with the requirements of SOW paragraph 3.2-5. All testing will be performed at the earth's surface in locations with a clear unobstructed view of the servicing space vehicle.

         5.6 Time Delay

             Voice data communications delay shall be verified by test. The time delay of a voice channel between the gateway simulator and the subscriber simulator shall be measured when both are serviced by the same Space Vehicle and again when they are serviced by an adjacent space vehicle.

         5.7 Call Setup

             Call Setup shall be verified by establishing a voice link through the system using the subscriber and gateway simulators and measuring the Space System contribution to the call setup time as well as the Space System contribution to the time required to register a subscriber unit.

         5.8 Handoffs

             A demonstration of transparency of handoffs shall be accomplished by establishing a voice link through the system using the subscriber and gateway simulators. This link will be maintained for a series of tests during which at least three Space Vehicles will traverse the subscriber simulator test site thereby demonstrating both the cell to cell handoff and the handoff from one Space Vehicle to another Space Vehicle and finally a third Space Vehicle. Measurements of dropped calls and link integrity will be performed during the testing.





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        5.9  SV Crosslink

             SV Crosslink performance shall be verified by sending test packets between two gateway simulators and checking the bit error rate on the received data. This demonstration will not be sufficient to characterize the individual link bit error rate performance, it will intended to only be a demonstration that packets can be sent through the crosslinks and received with a very low error rate. Space node testing will include simultaneous testing of all four crosslinks for a single spacecraft.

        5.10 Feeder Links

             Gateway link capacity shall be verified by routing test packets between two earth terminals with the Gateway channel load at maximum capacity. This demonstration will not be sufficient to characterize the individual link bit error rate performance, it will intended to only be a demonstration that packets can be sent through the Feeder links and received with a very low error rate.

        5.11 Geolocation

             Geolocation shall be verified by using the subscriber simulator to initiate a service request. During the service request process it will be demonstrated that a radio determination of location is accomplished by the gateway simulator for use in handover assistance. During this test the capability to deny service based on geographical location will also be demonstrated.

        5.12 Frequency of Operation

             5.12.1  L-Band Frequency

                     Frequency of operation of each Space Vehicle shall be verified during subtier testing. Performance of the constellation shall be verified using the subscriber and gateway simulators and establishing L-band links at lowband edge, midband and high band edge for each Space Vehicle of the constellation.

             5.12.2  K-Band Frequency

                     K-band gateway links shall be tested by using the gateway simulator and System Control Facilities to command operation of each K-band link frequency. Frequency verification of Space Vehicle to Space Vehicle frequencies shall be by demonstration of continued system operation as the available sets of frequencies are utilized.

        5.13 System Operations

             The ability of the System Control Segment to manage the system hardware/software configurations, manage software uploads, and detect unauthorized command attempts will be demonstrated. Additional SCS operational capabilities will also be demonstrated during this one time only test.





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             5.14

             5.15    Interface Compatibility

                     Interface documents shall be validated by successful utilization of the subscriber and gateway simulators designed constructed and tested to those documents.

             5.16    Sub-tier Data Required for Supporting Analyses

                     5.16.1  Space Vehicle Capacity

                             Voice Channel Cell capacity, paging capacity, and simultaneous operation of the GW links shall be verified by sub-tier testing and analysis including the loading of a space vehicle processor with simulated call and paging traffic. During this test the capability to assign a channel or send a service not available indication will also be demonstrated.

                     5.16.2  Antenna Patterns

                             Antenna Beam patterns shall be verified by analysis using orbital station-keeping data from the System Control Segment and antenna beam shape analysis obtained prior to launch.

                     5.16.3  Coverage

                             Space Vehicle coverage shall be verified by analysis that utilizes the constellation station-keeping data as input into the orbital model presented as part of the Space System Design Review technical data package.




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